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                                                                   EXHIBIT 10.16


                                     [LOGO]

REGISTRATION NO: PF 20530/93

FILE NO: JTC(L)3729/1210 Pt 1/LPH/SL(AT)

         TENANCY AGREEMENT RELATING TO PRIVATE LOT A12733(c)
         NO. #06-14 AT 1003 BUKIT MERAH CENTRAL
         REDHILL INDUSTRIAL ESTATE

                                    BETWEEN

                            JURONG TOWN CORPORATION
                                      AND
                            ADAPTEC MFG (S) PTE LTD
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                        TENANCY OF FLATTED FACTORY UNIT


         This Tenancy is made the 11th day of February 1993 between the JURONG TOWN CORPORATION incorporated under the Jurong Town Corporation Act, having its Head Office at Jurong Town Hall, Jurong Town Hall Road, Singapore (hereinafter called "the Landlord") of the one part and ADAPTEC MFG (S) PTE LTD and having its registered office at 10 Hoe Chiang Road, #17-02 Keppel Tower, Singapore 0208

(hereinafter called "the Tenant" which expression shall where the context so admits include its successors and permitted assigns) of the other part.

         WITNESSETH as follows :-

1        The Landlord hereby lets and the Tenant hereby takes ALL that portion of the SIXTH (6TH) storeys of the Building known as 1003 BUKIT MERAH CENTRAL #06-14 REDHILL INDUSTRIAL ESTATE (hereinafter called "the Building") containing an approximate area of 393.8 square metres (which said area may be adjusted on completion of survey, if any) more particularly delineated and coloured red on the plan annexed hereto (which portion is hereinafter called "the Factory Unit") TOGETHER with the use of the lavatories and conveniences thereat together also with the use for the Tenant the Tenant's servants and visitors of the lifts and the entrances staircases corridors and passages and accesses to the Building for the purpose only of ingress and egress to and from the Factory Unit with or without parcels and packages TO HOLD the same UNTO the Tenant for the term of TWO (2) YEARS AND TEN (10) MONTHS from the 1ST day of SEPTEMBER 1992 YIELDING AND PAYING therefor during the said term the rent

         (1) at the discounted rate of Dollars TWELVE AND CENTS THIRTY-FIVE ONLY ($12.35CTS) per square metre per month for so long as the Tenant shall occupy under tenancy an aggregate floor area of
                 393.8 square metres in the Building or in the various Flatted Factories belonging to the Landlord; and
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         (2)     in the event that the said aggregate floor area occupied is at any time henceforth and for any reason whatever reduced to below 5,000 square metres whence the discount shall be totally withdrawn from and in respect of the Factory Unit and all other premises occupied by the Tenant, then and with effect from the date of the reduction of the said aggregate floor area, at the normal rate of Dollars THIRTEEN ONLY ($13.00) per square metre per month to be paid clear of all deduction and in advance and without demand on the lst day of each of the calendar month of the year (i.e., the 1st day of January, February, March, etc.) the first of such payments to be made on the 1ST day of SEPTEMBER 1992.

2        The Tenant hereby covenants with the Landlord as follows:

         (1) To pay the said rent at the rates, on the days and in the manner aforesaid.

         (2) To pay in addition to the said rent during the said term the sum of Dollars ONE AND CENTS SEVENTY ONLY ($1.70CTS) per square metre per month in advance on the same dates and in the same manner as for the said rent as charges for services to be undertaken by the Landlord as hereinbefore mentioned (hereinafter referred to as "the Service Charge") PROVIDED THAT if the cost of services shall increase, the Landlord may revise the Service Charge and on serving a notice in writing to the Tenant to this effect such revised Service Charge shall be payable as from the date specified in the said notice.

         (3)     (i)      To pay a deposit equivalent to three (3) months' rent
                          at the discounted rate and service charge on or before the execution of this Agreement, or commencement of the said term whichever is earlier, as security against breach of any or all of the covenants herein contained which cash deposit shall be maintained at this figure during the said term and shall be repayable without interest on the termination of this tenancy subject however to an appropriate deductions as damages in respect of any such breach.

                 (ii) In lieu of the aforesaid cash deposit to provide an acceptable banker's guarantee for the same equivalent amount, which guarantee shall be valid and irrevocable for the whole of the said term or the unexpired portion of the said term, as the case may be, plus six months after the date of expiry of the said term and in a form approved by the Landlord, or to provide such other form of security as the Landlord may in Landlord's absolute discretion permit or accept.
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                 (iii)    If the rent at the discounted rate hereinbefore
                          mentioned in clause 1(1) shall at any time be increased to the rent at normal rate in accordance with Clause 1(2), or if the Service Charge has been increased by the Landlord in accordance with Clause 2
                          (2) hereof , to forthwith pay the amount of such increase so that the cash deposit stipulated in sub-clause (i) above shall at all times be equal to three (3) months' rent (at the discounted or normal rate as the case may be) and service charge.

         (4) During the said term or any renewal thereof to pay any increase of property tax which may be imposed whether by way of an increase in the annual value or an increase in the rate per cent. For the purpose of ascertaining the additional amount payable under this clause any such increase in property tax shall be apportioned in the same proportion as the rent payable under this Agreement bears to the total assessed annual value of the Building at the date such increase comes into force.

         (5) To pay all charges and outgoings whatsoever in respect of the supply of electricity and water used by the Tenant at the Factory Unit as shown by the separate meters belonging thereto and also pay all charges for the use and maintenance of such meters PROVIDED ALWAYS that subject to the prior written consent of the Landlord and to all approvals being obtained by the Tenant from the relevant authorities the water sub-meter will be installed in the Factory Unit by the Tenant at the Tenant's own cost.

         (6) At all times to use and occupy the Factory Unit for the purpose of MANUFACTURING OF APPLICATION SPECIFIC INTEGRATED CIRCUITS (ASIC) AND PRINTED CIRCUIT BOARD ASSEMBLY (PCBA) ONLY and for no other purposes whatever.

         (7) Not to place or allow to be placed upon the Factory Unit or on any of the floors in the Building any article machinery or load in excess of 10 kiloNewtons per square metre and not to place or allow to be placed in the goods lifts of the factory building any article machinery or load in excess of 2000 kilograms.
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         (8)     To keep the interior of the Factory Unit (including the doors and windows thereof and all the Landlord's other fixtures and fittings therein) clean and in good and substantial repair and condition (fair wear and tear and damage by fire lightning riot or tempest alone excepted) and also to clean and keep clean the exterior of the windows thereof.

         (9) Not to make or cause to be made any alteration in or addition to the Factory Unit without the prior written consent of the Landlord and the relevant authorities PROVIDED THAT on the granting of such consent and without prejudice to other terms and conditions which may be imposed the Tenant shall place with the Landlord a deposit equivalent to such amount as the Landlord may deem sufficient for the reinstatement of the Factory Unit to its original condition. Further the Tenant shall not use any inflammable building materials for internal partitioning.

         (10) Not to modify any existing electrical wirings or modify or replace any existing fire alarm fixtures and fittings or affix or install any further or additional electrical and fire alarm wiring extension in or about the Factory Unit without the written consent of the Landlord having been first obtained and PROVIDED FURTHER THAT all such work shall be carried out by a licensed electrical contractor or competent person as approved by the Landlord to be employed and paid by the Tenant who shall ensure as part of the work that the existing circuits and equipment are not overloaded or unbalanced. Prior to any electrical and fire alarm installation or modification work, the Tenant will be required to submit the necessary plans as hereinafter specified under clauses 2(29) and 2(30) to the Landlord for approval.

         (11) To permit the Landlord or the Landlord's agents with or without workmen or others at all reasonable times to enter the Factory Unit to take inventories of the Landlord's
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                 fixtures and fittings therein and to view the condition
                 thereof and examine the state of repair of the Factory Unit and thereupon the Landlord may serve upon the Tenant notice in writing specifying any work or repairs necessary to be done which are within the responsibility of the Tenant under the terms of this Agreement and require the Tenant forthwith to execute the same and the Tenant shall pay the Landlord's reasonable costs of survey attending the preparation of the notice and if the Tenant shall not within ten days after the service of such notice proceed diligently and in workman-like manner with the execution of such work or repairs then to permit the Landlord (who shall not be under any obligation so to do) to enter upon the Factory Unit and execute such work or repairs and the cost thereof shall be a debt due from the Tenant to the Landlord and be forthwith recoverable PROVIDED ALWAYS that the Landlord shall not be liable to the Tenant for any loss damage or inconvenience caused by such work or repairs.

         (12) To be wholly responsible for all damages and to bear the full cost of repairs and reinstatement of such damaged building equipment fixtures drains wiring and piping above and below ground level if the cause or causes of such damages can be traced directly or indirectly back to the Tenant's activities.

         (13) To permit the Landlord, the Landlord's agents or workmen and others to enter the Factory Unit at reasonable hours to do structural or external repairs and execute such work as may be necessary to the Factory Unit or to other portions of the Building of which the Factory Unit may form a part but which are not conveniently accessible otherwise than from or through the Factory Unit.

         (14) In complying with Clause 2(13) hereof and if so required by the Landlord the Tenant shall remove such installation, machinery or any article to permit the Landlord to execute the said repairs and works and if the Tenant shall fail to observe or perform this covenant the Landlord shall remove the same and all costs and expenses incurred thereby shall
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                 be recoverable from the Tenant as a debt PROVIDED ALWAYS that the Landlord shall not be liable to the Tenant for any loss damage or inconvenience caused by such removal.

         (15) Subject always to clause 2(27) hereinafter appearing, to give to the Landlord written notice of every change of name within one month from the date of each change.

         (16) To make good and sufficient provision for the safe and efficient disposal of all waste generated at the Factory Unit including but not limited to pollutants to the requirements and satisfaction of the Landlord and/or relevant Government authorities PROVIDED THAT in the event of any default by the Tenant under this covenant the Landlord may carry out such remedial measures as he thinks necessary and all costs and expenses incurred thereby shall forthwith be recoverable in full from the Tenant as a debt.

         (17) To provide and maintain refuse receptacles for all waste and refuse produced at the Factory Unit in conformity with the requirements and standards prescribed by the health authority and to keep the same out of sight of the public during the hours of business and to transfer such waste and refuse in suitable receptacles to such area and at such times each day as may be prescribed by the Landlord.

         (18) Not to keep or allow to be kept livestock or other animals at the Factory Unit.

         (19) Not to do or suffer to be done on or in the Factory Unit anything whereby the insurances of the same or of the Building or any part thereof may be rendered void or voidable or whereby the premium thereon may be increased and to repay to the Landlord on demand all sums paid by the Landlord by way of increased premium and all expenses incurred by the Landlord in connection therewith and/or all loss damages and expenses resulting from a breach or non-observance of this covenant without prejudice to any other rights and remedies available to the Landlord.
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         (20)    Not to do or permit or suffer to be done anything in or upon the Factory Unit or any part of the Building which in the opinion of the Landlord is a nuisance or cause annoyance to or in any way interfere with the business or the quiet or comfort of the other occupants of the Building PROVIDED THAT the Landlord shall not be responsible to the Tenant for any loss, damage or inconvenience as a result of nuisance, annoyance or any interference whatsoever caused by the other occupants of the Building.

         (21) Not to use the said premises for any illegal or immoral purpose.

         (22) Not to cause any obstruction in or on the approaches private roads or passage way adjacent to or leading to the Building by leaving or parking or permitting to be left or parked any motor vehicle or other carriages belonging to or used by the Tenant or by any of the Tenant's friends servants or visitors. And also to observe all regulations made by the Landlord relating to the parking of such vehicles or carriages and to pay such carpark charges as may be imposed by the Landlord.

         (23)    Not to effect any sale by auction in the Building.

         (24) Not to affix paint or otherwise exhibit on the exterior of the Factory Unit or the windows thereof or of the Building or in any of the passages corridors or stairs of the Building any name plate placard poster or advertisement or any flag-staff or other thing whatsoever save only the name of the Tenant in such places only and not elsewhere and in such manner and position only as shall be approved in writing by the Landlord.

         (25) Not to cause any obstruction to the common stairways passageways and other common parts of the Building or accesses to the Building. PROVIDED ALWAYS that the
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                 Landlord shall have the full right and liberty and absolute discretion to remove and clear any such obstruction and all costs and expenses incurred thereby shall be recoverable from the Tenant as a debt. FURTHER PROVIDED THAT the Landlord shall not be liable to the Tenant or any third party for any loss damage or inconvenience caused by such removal and the Tenant hereby indemnifies the Landlord in this respect.

         (26) Not to install any machinery or fixture in the Factory Unit without the permission in writing of the Landlord and to submit a layout plan of the Tenant's machinery for the approval of the Landlord and/or relevant authorities prior to the actual fixing of the machineries.

         (27) Not to assign sublet grant a licence or part with or share the possession of the Factory Unit or any part thereof without first obtaining the written consent of the Landlord, which consent if granted shall be subject to such terms and conditions as the Landlord may think fit to impose. The restrictions contained in Section 17 of the Conveyancing and Law of Property Act (Chapter 61 shall not apply.

         (28) Not to do or omit or suffer to be done or omitted any act matter or thing in or on the Factory Unit and/or in respect of the business trade or industry carried out or conducted therein which shall contravene the provisions of any laws rules or regulations now or hereafter affecting the same and at all times hereafter to indemnify and keep indemnified the Landlord against all actions, proceedings, costs, expenses, claims, fines, losses, penalties and demands in respect of any act matter or thing done or omitted to be done in contravention of the said provisions.

         (29) To install electrical switch board wirings and equipment to the Factory Unit including the following electrical protective devices, all at the Tenant's own expense, subject to the approval of the Landlord:-
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                 (a)      Overcurrent protective devices in the Landlord's
                          Switch Room;

                 (b) Overcurrent and earth-leakage protective devices in the Factory Unit,

         PROVIDED THAT-

                 (i) the Tenant shall submit 3 sets of 'electrical single-line diagram' of the Factory Unit wirings for the approval of the Landlord prior to the actual installation of the wirings; and

                 (ii) it shall be the responsibility of the Tenant to keep all or any of the aforesaid switch board wirings, equipment and devices installed by the Tenant in good condition at all times.

         (30) To carry out such modification work on the existing fire alarm wirings, heat detectors and fixtures in the Factory Unit as shall be necessary to suit the factory operation, including the installation of additional wirings and connections of the heat detectors and fixtures to the Landlord's common fire alarm system, to the approval of the Landlord and all at the Tenant's own expense PROVIDED THAT:

                 (a) The Tenant shall submit 2 copies of the fire alarm drawings of the Factory Unit indicating the existing fixtures, the proposed modifications and the layout of the Tenant's machinery for the approval of the Landlord prior to the commencement of the modification work.

                 (b) The Tenant shall at the Tenant's own expense ensure that the existing fire alarm wirings, heat detectors and fixtures and any additional wirings and fixtures installed by the Tenant in the Factory Unit are serviced monthly and in good condition at all times including the payment of any fee(s) in connection with servicing and maintenance works.
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                 (c)      Any item of replacement required for the effective
                          maintenance of the fire alarm wirings, heat detectors and fixtures shall be of a quality and has an operational characteristic similar to the item to be replaced and shall be subject to the approval of the Landlord. The Tenant shall be required to replace any or all items of dissimilar quality and operational characteristic found in use.

         (31) To close the Factory Unit during such hours as the Landlord may specify by notice in writing to the Tenant for any maintenance or repair work to be executed by the Landlord.

         (32) At all times during the three calendar months immediately preceding the determination of the said term to permit intending tenants and others with written authority from the Landlord or his agents at reasonable times of the day to view the Factory Unit.

         (33) At the determination of the said term by expiry or otherwise to yield up the Factory Unit and all the Landlord's fixtures fittings fastenings or appertaining in such good and substantial repair fair wear and tear excepted as shall be in accordance with the covenants of the Tenant herein contained and with all locks and keys complete.

         (34) In addition to the foregoing and immediately prior to the determination of the said term or the renewal thereof as the case may be to restore the Factory Unit in all respects to its original state and condition if so required by the Landlord to redecorate including painting the interior
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                 thereof to the satisfaction of the Landlord PROVIDED ALWAYS that if the Tenant shall fail to observe or perform this covenant the Landlord shall execute such work for the said restoration and redecoration and recover the cost thereof from the Tenant together with all rent and service charge and other amounts which the Landlord would have been entitled to receive from the Tenant had the period within which such restoration and redecoration are effected by the Landlord been added to the said term.

         (35) To pay interest at the rate of 8.5% per annum or such higher rate as may be determined from time to time by the Landlord in respect of any outstanding amount payable under this Agreement from the date such amount becomes due until payment in full is received by the Landlord.

         (36) Not to install and/or use any electrical installation, machine or apparatus that may cause or causes heavy power surge, high frequency voltage and current, air borne noise, vibration or any electrical or mechanical interference or disturbance whatsoever which may prevent or prevents in any way the service or use of any communication system or affects the operation of other equipment, installations, machinery, apparatus or plants of other Tenants and in connection therewith, to allow the Landlord or any authorised person(s) to inspect at all reasonable times, such installation, machine or apparatus in the Factory Unit to determine the source of the interference or disturbance and thereupon, to take suitable measures, at the Tenant's own expense, to eliminate or reduce such interference or disturbance to the Landlord's satisfaction, if it is found by the Landlord or such authorised person(s) that the Tenant's electrical installation, machine or apparatus is causing or contributing to the said interference or disturbance.

         (37) To indemnify the Landlord against any claims, proceedings, action, losses, penalties, damages, expenses, costs,
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                 demands which may arise in connection with clause 2(36) above.

         (38) To perform and observe all the obligations which the Landlord of the Factory Unit may be liable to perform or observe during the said term by any direction or requirement of any public or local authority and if the Tenant shall fail to observe or perform this covenant the Landlord may in its absolute discretion perform the same and all expenses and costs incurred thereby shall be recoverable from the Tenant as a debt PROVIDED ALWAYS that the Landlord shall not be liable to the Tenant for any loss damage or inconvenience caused thereby.

         (39)    To ensure that

                 (i) at least 60% of the overall floor area shall be used for purely industrial activities and

                 (ii) the remaining 40% shall be used as ancillary stores and offices, neutral areas and communal facilities PROVIDED THAT the said ancillary offices shall not exceed 25% of the overall floor area.

         (40) Not to use and occupy the Factory Unit for the purpose of commercial office and storage unrelated to the Tenant's approved industrial activity.

         (41) To permit the Landlord, the Landlord's agents or workmen and others at any time during the said term to enter the Factory Unit to replace the louvre/casement windows and timber doors with such other windows and doors as the Landlord may think fit and to install or replace service ducts/pipes ("the said replacement or installation works"). If so required by the Landlord the Tenant shall remove such installation, machinery, partition or any article to permit the Landlord to execute the said replacement or installation works, and if the Tenant shall fail to observe or perform this covenant the Landlord shall have the right to (without prejudice to any other right or remedy the Landlord may have against the Tenant) remove the same, and all costs and expenses incurred thereby shall forthwith be recoverable from the Tenant as a debt PROVIDED ALWAYS that the Landlord shall not be liable to the Tenant for any loss, damage or inconvenience caused whatsoever by such removal and the said replacement or installation works.

         (42) Without prejudice to Clause 2(6) hereof and subject to the prior written approval of the Landlord, to provide thermal insulation to the floor, ceiling and the walls of rooms, if the rooms are used for purposes requiring low temperature air conditioning or cooling that would result in moisture condensation on the external, ceiling or floor within or outside the Factory Unit.

         (43) If any damage of whatsoever nature or description shall at any time occur or be caused to the Factory Unit or any part thereof, to forthwith give the Landlord written notice of damage.
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         (44)    Not to commence operation in the Factory Unit after the
                 installation(s) of the machinery equipment, etcetera have been completed until a final inspection of the installation(s) has been carried out and approval of the same is given by the Landlord.

         (45) The Tenant accepts the Factory Unit with full knowledge that refurbishment and upgrading works (hereinafter referred to as "the refurbishment") are being or may be carried out in the Building and the estate in which the Building is situated.
                 The Tenant shall, if required by the Landlord and within the time stipulated by the Landlord, at the cost and expense of the Tenant properly and in accordance with the obligations of the Tenant under this Agreement remove, re-locate and/or modify temporarily or permanently as may be stipulated by the Landlord every installation, fixture, fittings, device, equipment and article existing at the time outside the Factory Unit as the Landlord may think fit for the purpose of permitting the Landlord, his servant, agent, contractor and subcontractor to properly carry out the refurbishment or for the purpose of improving the appearance or aesthetics of the Building. PROVIDED THAT if the Tenant shall fail to observe or perform this covenant or any part thereof the Landlord shall have the right (without prejudice to any other right or remedy the Landlord may have against the Tenant) to remove, re-locate and/or modify any or every such installation, fixture, fitting, device, equipment and article, and all costs and expenses incurred thereby shall forthwith be recoverable from the Tenant as a debt. PROVIDED ALWAYS and it is hereby agreed that the Landlord shall not be liable in any way to the Tenant or any other person for any loss, damage, claim, cost, expense, disruption, interference and/or inconvenience caused howsoever or whatsoever by or in connection with the refurbishment and/or the removal, re-location or modification.

3        The Landlord hereby covenants with the Tenant as follows:

         (1) To pay the property tax payable in respect of the Factory Unit PROVIDED ALWAYS that if the rate of such property tax shall be increased whether by way of an increase in the annual value or an increase in the rate per cent then the Landlord shall not hereunder be liable to pay the said increase but the Tenant shall pay such increase as provided under Clause 2(4) hereof.

         (2) To keep the exterior and roof of the building and the lift entrances corridors passages staircases lavatories water closets and other conveniences intended for the use of the Tenant at all times in complete repair and in proper sanitary and clean condition.

         (3) To keep the stairs and passages leading to the Factory Unit and the lifts and lavatories well and sufficiently lighted and the lifts in proper working order PROVIDED THAT the Landlord shall not be responsible for any loss the Tenant may sustain by reason of any damage or injury caused by or in consequence of any breakage of or defect in any of the pipes wire or other apparatus of the Landlord used in or about the Building.
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         (4)     To keep the Building insured against loss or damage by fire and in the event of such loss or damage (unless resulting from some act or default of the Tenant) to rebuild and reinstate the damaged part of the Building PROVIDED THAT it is expressly agreed and understood that the terms loss or damage by fire as used in this clause do not include any loss or damage caused to the Tenant's fixtures or loss due to the factory being rendered out of commission and in any such event the Landlord shall not be held liable for any such loss or damage sustained by the Tenant.

         (5) That the Tenant paying the rent and observing and performing the several covenants and stipulations on the Tenant's part herein contained shall during the said term quietly enjoy the Factory Unit without any interruption by the Landlord or any person or persons lawfully claiming under or in trust for the Tenant.

4        PROVIDED ALWAYS THAT and it is hereby agreed as follows:

         (1) If the rent hereby reserved or any part thereof shall at any time be in arrears unpaid for twenty-one (21) days after becoming payable (whether formally demanded or not) or if the Tenant shall neglect to observe and perform any covenant or stipulation on the Tenant's part herein contained or if the Tenant shall make any assignment for the benefit of the Tenant's creditors or enter into any arrangement with its creditors by composition or otherwise or suffer any distress or attachment or execution to be levied against the Tenant's goods or if the Tenant for the time being shall be a company and shall enter into liquidation whether compulsory or voluntary (save for the purpose of reconstruction or amalgamation) or being an individual shall be lawful for the Landlord at any time thereafter to re-enter upon the Factory Unit or any part thereof in the name of the whole and thereupon this Tenancy shall absolutely determine but without prejudice to the rights of action of the Landlord in respect of any breach of the covenants on the part of the Tenant herein contained.

         (2) That the Landlord shall on written request of the Tenant made not less than three (3) months before the expiration of the term hereby created and if there shall not at the time of such request be any existing breach or non-observance by the Tenant of any of the terms, covenants and stipulations contained in this Agreement, at the cost and expense of the Tenant grant to the Tenant a tenancy of the Factory Unit for a further term to be mutually agreed upon by the parties hereto and at a revised rent to be determined by the Landlord and containing the like terms, covenants and stipulations as are herein contained or such variations or modifications thereof together with such other terms covenants and stipulations as may be imposed by the Landlord with the exception of the present covenant for renewal.

         (3) Any notice requiring to be served hereunder shall be sufficiently served on the Tenant if it is left addressed to the Tenant at the Factory Unit or forwarded to the Tenant by registered post to the Tenant's last known place of business and shall be sufficiently served on the Landlord if it is addressed to the Landlord and sent by registered post to the Head Office. In the event of the action in respect of the tenancy created herein (including any action for the recovery of the rent and/or service charge herein reserved) the Tenant agrees and accepts that the originating process shall be sufficiently served on the Tenant if it is addressed to the Tenant at the address specified in this Agreement or if it is left posted upon a conspicuous part of the Factory Unit or forwarded to the Tenant by post at the Tenant's last known place of business.

         (4) Letters or parcels whether registered or otherwise and telegrams or keys received by any servant(s) of the Landlord on behalf of the Tenant will be received solely at the risk of the Tenant.

         (5) No waiver expressed or implied by the Landlord of any breach of any covenant, condition or duty of the Tenant shall be construed as a waiver of any other breach of the same or any other covenant, condition or duty and shall not prejudice in any way the rights, powers and remedies of the Landlord herein contained. Any acceptance of rent and/or service charge shall not be deemed to operate as a waiver by the Landlord of any right to proceed against the Tenant for any of the Tenant's obligations hereunder.

         (6) The Landlord shall not be responsible for any loss damage or inconvenience occasioned by the closing of the lift or lifts for repairs or any other necessary purpose or for any accident that may occur to the Tenant or other person using the lift.

         (7) The Landlord shall be under no liability either to the Tenant or to others who may be permitted to enter or use the Factory Unit or the Building or any part thereof for any accident(s) or injuries sustained or loss or damage to property in the Factory Unit or the Building or any part thereof.

         (8)     The Landlord shall not be liable to the Tenant in respect of:

                 (i) any interruption in the services provided by the Landlord by reason of necessary repair or maintenance of any installation or apparatus or damage thereto or by reason of mechanical or other defect or breakdown including but not limited to breakdown in electricity and water supply.

                 (ii) any act, omission, default, misconduct or negligence of any servant or employee of the Landlord in or about the performance or purported performance of any duty relating to the provision of the said services.

         (9) The Landlord shall be entitled to let any other part or parts of the Building subject to any term(s) or condition(s) which the Landlord may think fit to impose and nothing herein contained shall be deemed to create a letting scheme for the Building or any part thereof and neither the Tenant nor the persons deriving title under the Tenant shall have the benefit of or the right to enforce or to have enforced or to prevent the release or modification of any covenant agreement or condition entered into by any present or future tenant.

         (10) The Tenant shall pay all costs disbursements fees and charges legal or otherwise including stamp and/or registration fees in connection with the preparation stamping and issue of this Agreement and any prior accompanying or future documents or deeds supplementary collateral or in any way relating to this Agreement.

         (11) The Tenant shall pay all costs and fees legal or otherwise including costs as between solicitor and clients in connection with the enforcement of the covenants and conditions of this Agreement.

         (12) The Landlord shall not be liable for any loss or damage that may be suffered by the Tenant resulting from any subsidence, or cracking of the ground floor slabs and aprons of the Building PROVIDED that this clause shall apply only to Tenants occupying the ground floor of the Building.

         IN WITNESS WHEREOF the parties hereto have hereunto set their hands and/or seals the day and the year first above written.

SIGNED BY:

SEAH KEE POK
Manager (Factories)

for and on behalf of

JURONG TOWN CORPORATION

in the presence of:

/s/ GRACE ONG SOO HIANG
- ------------------------------
    GRACE ONG SOO HIANG


SIGNED BY: Lim Kok Yong
           Managing Director

for and on behalf of

ADAPTEC MFG (S) PTE LTD

in the presence of:

     /s/ ANDREW NG TYA AH
- -------------------------------
    (SIGNATURE OF WITNESS)


NAME OF WITNESS: Andrew Ng Tya Ah

DESIGNATION: Director of Finance & Admin.

                                     [LOGO]


REGISTRATION NO: FF 20799/93

FILE REF: JTC(L) 3729/1210 Pt 1/GOSH/MF(MN)


                 TENANCY OF FLATTED FACTORY NOS. 05-09 to 05-14
                            1003 BUKIT MERAH CENTRAL
                           REDHILL INDUSTRIAL ESTATE

                                    BETWEEN
                            JURONG TOWN CORPORATION
                                      AND
                            ADAPTEC MFG (S) PTE LTD


                                     DATED
                                     7/5/93

                        TENANCY OF FLATTED FACTORY UNIT


         This Tenancy is made the 7th day of May 1993 Between the JURONG TOWN CORPORATION incorporated under the Jurong Town Corporation Act, having its Head Office at Jurong Town Hall, Jurong Town Hall Road, Singapore (hereinafter called "the Landlord") of the one part and ADAPTEC MFG (S) PTE LTD a company incorporated in Singapore and having its registered office at

10 Hoe Chiang Road, #18-00, Keppel Towers, Singapore 0208

(hereinafter called "the Tenant" which expression shall where the context so admits include the Tenant's successors and permitted assigns) of the other part.

         WITNESSETH as follows :-

1 The Landlord hereby lets and the Tenant hereby takes ALL that portion of the FIFTH (5TH) storey of the Building known as 1003 BUKIT MERAH CENTRAL (hereinafter called "the Building") containing an approximate area of 1118.4 square metres (which said area may be adjusted on completion of survey, if any) more particularly delineated and edged red on the plan annexed hereto (which portion is hereinafter called "the Factory Unit") TOGETHER with the use of the lavatories and conveniences thereat together also with the use for the Tenant, the Tenant's servants and visitors of the lifts and the entrances staircases corridors and passages and accesses to the Building for the purpose only of ingress and egress to and from the Factory Unit with or without parcels and packages TO HOLD the same UNTO the Tenant for the term of TWO (2) YEARS AND TWO AND A HALF (2 1/2) MONTHS from the 16TH day of APRIL 1993 YIELDING AND PAYING therefor during the said term the rent-

                 (1) at the discounted rate of DOLLARS TWELVE AND CENTS THIRTY-FIVE ONLY ($12.35CTS) per square metre per month for so long as the Tenant shall occupy under tenancy an aggregate floor area of 5,000 square metres in the Building or in the various Flatted Factories belonging to the Landlord; and

                 (2) in the event that the said aggregate floor area is occupied at any time henceforth and for any reason whatever reduced to below 5,000 square metres whence the discount shall be totally withdrawn from and in respect of the Factory Unit and all other premises occupied by the Tenant, then and with effect from the date of the reduction of the said aggregate floor area, at the normal rate of DOLLARS THIRTEEN ONLY ($13.00CTS) per square metre per month to be paid clear of all deduction and in advance and without demand on the 1st day of each of the calendar month of the year (i.e., the 1st day of January, February, March, etc.) the first of such payments to be made on the 16TH day of APRIL 1993.

2        The Tenant hereby covenants with the Landlord as follows:

         (1)     To pay the said rent on the days and in the manner aforesaid.

         (2) To pay in addition to the said rent during the said term the sum of DOLLARS ONE AND CENTS SEVENTY ONLY ($1.70CTS) per square metre per month in advance on the same dates and in the same manner as for the said rent as charges for services to be undertaken by the Landlord as hereinbefore mentioned (hereinafter referred to as "the Service Charge") PROVIDED THAT if the cost of services shall increase, the Landlord may revise the Service Charge and on serving a notice in writing to the Tenant to this effect such revised Service Charge shall be payable as from the date specified in the said notice.

         (3)     (i)      To pay a deposit equivalent to three (3) months' rent
                          at the discounted rate and service charge on or before the execution of this Agreement or commencement of the said term, whichever is the earlier, as security against breach of any of the covenants herein contained which cash deposit shall be maintained at this figure during the said term and shall be repayable without interest on the termination of this tenancy subject however to an appropriate deduction as damages in respect of any such breach.

                 (ii) In lieu of the aforesaid cash deposit to provide an acceptable banker's guarantee for the same equivalent amount, which guarantee shall be valid and irrevocable for the whole of the said term or the unexpired portion of the said term, as the case may be, plus six months after the date of expiry of the said term and in a form approved by the Landlord or to provide such other form of security as the Landlord may in the Landlord's absolute discretion permit or accept.

                 (iii) If the rent at the discounted rate hereinbefore mentioned in clause 1(1) shall at any time be increased to the rent at the normal rate in accordance with Clause 1(2), or if the Service Charge has been increased by the Landlord in accordance with Clause 2(2) hereof, to pay the amount of such increase so that the cash deposit stipulated in sub-clause (i) above shall at all times be equal to three
                          (3) months' rent and service charge.

         (4) During the said term or any renewal thereof to pay any increase of property tax which may be imposed whether by way of an increase in the annual value or an increase in the rate per cent. For the purpose of ascertaining the additional amount payable under this clause any such increase in property tax shall be apportioned in the same proportion as the rent payable under this Agreement bears to the total assessed annual value of the Building at the date such increase comes into force.

         (5) To pay all charges and outgoings whatsoever in respect of the supply of electricity and water used by the Tenant at the Factory Unit as shown by the separate meters belonging thereto and also pay all charges for the use and maintenance of such meters PROVIDED ALWAYS that subject to the prior written consent of the Landlord and to all approvals being obtained by the Tenant from the relevant authorities the water sub-meter will be installed in the Factory Unit by the Tenant at the Tenant's own cost.

         (6) At all times to use and occupy the Factory Unit for the purpose of ASSEMBLY OF PRINTED CIRCUIT BOARDS AND TESTING OF INTEGRATED CIRCUITS ONLY and for no other purposes whatever.

         (7) Not to place or allow to be placed upon the Factory Unit or on any of the floors in the Building any article machinery or load in excess of 10 kiloNewtons per square metre and not to place or allow to be placed in the goods lifts of the Building any article machinery or load in excess of 2,000 kilograms.

         (8) To keep the interior of the Factory Unit (including the doors and windows thereof and all the Landlord's other fixtures and fittings therein) clean and in good and substantial repair and condition (fair wear and tear and damage by fire lightning riot or tempest alone excepted) and also to clean and keep clean the exterior of the windows thereof.

         (9) Not to make or cause to be made any alteration in or addition to the Factory Unit without the prior written consent of the Landlord and the relevant authorities PROVIDED THAT on the granting of such consent and without prejudice to other terms and conditions which may be imposed the Tenant shall place with the Landlord a deposit equivalent to such amount as the Landlord may deem sufficient for the reinstatement of the Factory Unit to its original condition. Further the Tenant shall not use any inflammable building materials for internal partitioning.

         (10) Not to modify any existing electrical wirings or modify or replace any existing fire alarm fixtures and fittings or affix or install any further or additional electrical and fire alarm wiring extension in or about the Factory Unit without the written consent of the Landlord having been first obtained and PROVIDED FURTHER THAT all such work shall be carried out by a licensed electrical contractor or competent person as approved by the Landlord to be employed and paid by the Tenant who shall ensure as part of the work that the existing circuits and equipment are not overloaded or unbalanced. Prior to any electrical and fire alarm installation or modification work, the Tenant will be required to submit the necessary plans as hereinafter specified under clauses 2(29) and 2(30) to the Landlord for approval.

         (11) To permit the Landlord or the Landlord's agents with or without workmen or others at all reasonable times to enter the Factory Unit to take inventories of the Landlord's fixtures and fittings therein and to view the condition thereof and examine the state of repair of the Factory Unit and thereupon the Landlord may serve upon the Tenant notice in writing specifying any work or repairs necessary to be done which are within the responsibility of the Tenant under the terms of this Agreement and require the Tenant forthwith to execute the same and the Tenant shall pay the Landlord's reasonable costs of survey attending the preparation of the notice and if the Tenant shall not within ten days after the service of such notice proceed diligently and in workman-like manner with the execution of such work or repairs then to permit the Landlord (who shall not be under any obligation so to do) to enter upon the Factory Unit and execute such work or repairs and the cost thereof shall be a debt due from the Tenant to the Landlord and be forthwith recoverable PROVIDED ALWAYS that the Landlord shall not be liable to the Tenant for any loss damage or inconvenience caused by such work or repairs.

         (12) To be wholly responsible for all damages and to bear the full cost of repairs and reinstatement of such damaged building equipment fixtures drains wiring and piping above and below ground level if the cause or causes of such damages can be traced directly or indirectly back to the Tenant's activities.

         (13) To permit the Landlord, the Landlord's agents or workmen and others to enter the Factory Unit at reasonable hours to do structural or external repairs and execute such work as may be necessary to the Factory Unit or to other portions of the Building of which the Factory Unit may form a part but which are not conveniently accessible otherwise than from or through the Factory Unit.

         (14) In complying with Clause 2(13) hereof and if so required by the Landlord the Tenant shall remove such installation, machinery or any article to permit the Landlord to execute the said repairs and works and if the Tenant shall fail to observe or perform this covenant the Landlord shall remove the same and all costs and expenses incurred thereby shall be recoverable from the Tenant as a debt PROVIDED ALWAYS that the Landlord shall not be liable to the Tenant for any loss damage or inconvenience caused by such removal.

         (15) Subject always to clause 2(27) hereinafter appearing, to give to the Landlord written notice of every change of name within one month from the date of each change.

         (16) To make good and sufficient provision for the safe and efficient disposal of all waste generated at the Factory Unit including but not limited to pollutants to the requirements and satisfaction of the Landlord and/or relevant Government authorities PROVIDED THAT in the event of any default by the Tenant under this covenant the Landlord may carry out such remedial measures as he thinks necessary and all costs and expenses incurred thereby shall forthwith be recoverable in full from the Tenant as a debt.

         (17) To provide and maintain refuse receptacles for all waste and refuse produced at the Factory Unit in conformity with the requirements and standards prescribed by the health authority and to keep the same out of sight of the public during the hours of business and to transfer such waste and refuse in suitable receptacles to such area and at such times each day as may be prescribed by the Landlord.

         (18) Not to keep or allow to be kept livestock or other animals at the Factory Unit.

         (19) Not to do or suffer to be done on or in the Factory Unit anything whereby the insurances of the same or of the Building or any part thereof may be rendered void or voidable or whereby the premium thereon may be increased and to repay to the Landlord on demand all sums paid by the Landlord by way of increased premium and all expenses incurred by the Landlord in connection therewith and/or all loss damages and expenses resulting from a breach or non-observance of this covenant without prejudice to any other rights and remedies available to the Landlord.

         (20) Not to do or permit or suffer to be done anything in or upon the Factory Unit or any part of the Building which in the opinion of the Landlord is a nuisance or cause annoyance to or in any way interfere with the business or the quiet or comfort of the other occupants of the Building PROVIDED THAT the Landlord shall not be responsible to the Tenant for any loss, damage or inconvenience as a result of nuisance, annoyance or any interference whatsoever caused by the other occupants of the Building.

         (21)    Not to use the Factory Unit for any illegal or immoral purpose.

         (22) Not to cause any obstruction in or on the approaches private roads or passage way adjacent to or leading to the Building by leaving or parking or permitting to be left or parked any motor vehicle or other carriages belonging to or used by the Tenant or by any of the Tenant's friends servants or visitors. And also to observe all regulations made by the Landlord relating to the parking of such vehicles or carriages and to pay such carpark charges as may be imposed by the Landlord.

         (23)    Not to effect any sale by auction in the Building.

         (24) Not to affix paint or otherwise exhibit on the exterior of the Factory Unit or the windows thereof or of the Building or in any of the passages corridors or stairs of the Building any name plate placard poster or advertisement or any flag-staff or other thing whatsoever save only the name of the Tenant in such places only and not elsewhere and in such manner and position only as shall be approved in writing by the Landlord.

         (25) Not to cause any obstruction to the common stairways passageways and other common parts of the Building or accesses to the Building. PROVIDED ALWAYS that the Landlord shall have the full right and liberty and absolute discretion to remove and clear any such obstruction and all costs and expenses incurred thereby shall be recoverable from the Tenant as a debt. FURTHER PROVIDED THAT the Landlord shall not be liable to the Tenant or any third party for any loss damage or inconvenience caused by such removal and the Tenant hereby indemnifies the Landlord in this respect.

         (26) Not to install any machinery or fixture in the Factory Unit without the permission in writing of the Landlord and to submit a layout plan of the Tenant's machinery for the approval of the Landlord and/or relevant authorities prior to the actual fixing of the machineries.

         (27) Not to assign create a trust sublet grant a licence or part with or share the possession or occupation of the Factory Unit or any part thereof or leave the Factory Unit or any part thereof vacant and unoccupied at any time during the said term.

         (28) Not to do or omit or suffer to be done or omitted any act matter or thing in or on the Factory Unit and/or in respect of the business trade or industry carried out or conducted therein which shall contravene the provisions of any laws rules or regulations now or hereafter affecting the same and at all times hereafter to indemnify and keep indemnified the Landlord against all actions, proceedings, costs, expenses, claims, fines, losses, penalties and demands in respect of any act matter or thing done or omitted to be done in contravention of the said provisions.

         (29) To install electrical switch board wirings and equipment to the Factory Unit including the following electrical protective devices, all at the Tenant's own expense, subject to the approval of the Landlord:-

                 (a)      Overcurrent protective devices in the Landlord's
                          Switch Room;

                 (b) Overcurrent and earth-leakage protective devices in the Factory Unit,

                 PROVIDED THAT-

                 (i) the Tenant shall submit 3 sets of 'electrical single-line diagram' of the Factory Unit wirings for the approval of the Landlord prior to the actual installation of the wirings; and

                 (ii) it shall be the responsibility of the Tenant to keep all or any of the aforesaid switch board wirings, equipment and devices installed by the Tenant in good condition at all times.

         (30) To carry out such modification work on the existing fire alarm wirings, heat detectors and fixtures in the Factory Unit as shall be necessary to suit the factory operation, including the installation of additional wirings and connections of the heat detectors and fixtures to the Landlord's common fire alarm system, to the approval of the Landlord and all at the Tenant's own expense PROVIDED THAT:

                 (a) The Tenant shall submit 2 copies of the fire alarm drawings of the Factory Unit indicating the existing fixtures, the proposed modifications and the layout of the Tenant's machinery for the approval of the Landlord prior to the commencement of the modification work.

                 (b) The Tenant shall at the Tenant's own expense ensure that the existing fire alarm wirings, heat detectors and fixtures and any additional wirings and fixtures installed by the Tenant in the Factory Unit are serviced monthly and in good condition at all times including the payment of any fee(s) in connection with servicing and maintenance works.

                 (c) Any item of replacement required for the effective maintenance of the fire alarm wirings, heat detectors and fixtures shall be of a quality and has an operational characteristic similar to the item to be replaced and shall be subject to the approval of the Landlord. The Tenant shall be required to replace any or all items of dissimilar quality and operational characteristic found in use.

         (31) To close the Factory Unit during such hours as the Landlord may specify by notice in writing to the Tenant for any maintenance or repair work to be executed by the Landlord.

         (32) At all times during the three calendar months immediately preceding the determination of the said term to permit intending tenants and others with written authority from the Landlord or his agents at reasonable times of the day to view the Factory Unit.

         (33) At the determination of the said term by expiry or otherwise to yield up the Factory Unit and all the Landlord's fixtures fittings fastenings or appertaining in such good and substantial repair fair wear and tear excepted as shall be in accordance with the covenants of the Tenant herein contained and with all locks and keys complete.

         (34) In addition to the foregoing and immediately prior to the determination of the said term or the renewal thereof as the case may be to restore the Factory Unit in all respects to its original state and condition including but not limited to the removal of all the fixtures and fittings installed by the previous tenant of the Factory Unit and if so required by the Landlord to redecorate including painting the interior thereof to the satisfaction of the Landlord PROVIDED ALWAYS that if the Tenant shall fail to observe or perform this covenant the Landlord shall execute such work for the said restoration and redecoration and recover the cost thereof from the Tenant together with all rent and service charge and other amounts which the Landlord would have been entitled to receive from the Tenant had the period within which such restoration and redecoration are effected by the Landlord been added to the said term.

         (35) To pay interest at the rate of 8.5% per annum or such higher rate as may be determined from time to time by the Landlord in respect of any outstanding amount payable under this Agreement from the date such amount becomes due until payment in full is received by the Landlord.

         (36) Not to install and/or use any electrical installation, machine or apparatus that may cause or causes heavy power surge, high frequency voltage and current, air borne noise, vibration or any electrical or mechanical interference or disturbance whatsoever which may prevent or prevents in any way the service or use of any communication system or affects the operation of other equipment, installations, machinery, apparatus or plants of other Tenants and in connection therewith, to allow the Landlord or any authorised person(s) to inspect at all reasonable times, such installation, machine or apparatus in the Factory Unit to determine the source of the interference or disturbance and thereupon, to take suitable measures, at the Tenant's own expense, to eliminate or reduce such interference or disturbance to the Landlord's satisfaction, if it is found by the Landlord or such authorised person(s) that the Tenant's electrical installation, machine or apparatus is causing or contributing to the said interference or disturbance.

         (37) To indemnify the Landlord against any claims, proceedings, action, losses, penalties, damages, expenses, costs, demands which may arise in connection with clause 2(36) above.

         (38) To perform and observe all the obligations which the Landlord of the Factory Unit may be liable to perform or observe during the said term by any direction or requirement of any public or local authority and if the Tenant shall fail to observe or perform this covenant the Landlord may in its absolute discretion perform the same and all expenses and costs incurred thereby shall be recoverable from the Tenant as a debt PROVIDED ALWAYS that the Landlord shall not be liable to the Tenant for any loss damage or inconvenience caused thereby.

         (39)    To ensure that -

                 (i) at least 60% of the overall floor area shall be used for purely industrial activities and

                 (ii) the remaining 40% shall be used as ancillary stores and offices, neutral areas and communal facilities PROVIDED THAT the said ancillary offices shall not exceed 25% of the overall floor area.

         (40) Not to use and occupy the Factory Unit for the purpose of commercial office and storage unrelated to the Tenant's approved industrial activity.

         (41) To permit the Landlord, the Landlord's agents or workmen and others at any time during the said term to enter the Factory Unit to replace the louvre/casement windows and timber doors with such other windows and doors as the Landlord may think fit and to install or replace service ducts/pipes ("the said replacement or installation works"). If so required by the Landlord the Tenant shall remove such installation, machinery, partition or any article to permit the Landlord to execute the said replacement or installation works, and if the Tenant shall fail to observe or perform this covenant the Landlord shall have the right to (without prejudice to any other right or remedy the Landlord may have against the Tenant) remove the same, and all costs and expenses incurred thereby shall forthwith be recoverable from the Tenant as a debt PROVIDED ALWAYS that the Landlord shall not be liable to the Tenant for any loss, damage or inconvenience caused whatsoever by such removal and the said replacement or installation works.

         (42) Without prejudice to Clause 2(6) hereof and subject to the prior written approval of the Landlord, to provide thermal insulation to the floor, ceiling and the walls of rooms, if the rooms are used for purposes requiring low temperature air conditioning or cooling that would result in moisture condensation on the external, ceiling or floor within or outside the Factory Unit.

         (43) If any damage of whatsoever nature or description shall at any time occur or be caused to the Factory Unit or any part thereof, to forthwith give the Landlord written notice of damage.

         (44) Not to commence operation in the Factory Unit after the installation(s) of any type of machinery or equipment have been completed until a final inspection of the installation(s) has been carried out an approval in writing of the same is given by the Landlord.

         (45) The Tenant accepts the Factory Unit with full knowledge that refurbishment and upgrading works (hereinafter referred to as "the refurbishment") are being or may be carried out in the Building and the estate in which the Building is situated.
                 The Tenant shall, if required by the Landlord and within the time stipulated by the Landlord, at the cost and expense of the Tenant properly and in accordance with the obligations of the Tenant under this Agreement remove, re-locate and/or modify temporarily or permanently as may be stipulated by the Landlord every installation, fixture, fittings, device, equipment and article existing at the time outside the Factory Unit as the Landlord may think fit for the purpose of permitting the Landlord, his servant, agent, contractor and subcontractor to properly carry out the refurbishment or for the purpose of improving the appearance or aesthetics of the Building. PROVIDED THAT if the Tenant shall fail to observe or perform this covenant or any part thereof the Landlord shall have the right (without prejudice to any other right or remedy the Landlord may have against the Tenant) to remove, relocate and/or modify any or every such installation, fixture, fittings, device, equipment and article, and all costs and expenses incurred thereby shall forthwith be recoverable from the Tenant as a debt. PROVIDED ALWAYS and it is hereby agreed that the Landlord shall not be liable in any way to the Tenant or any other person for any loss, damage, claim, cost, expense, disruption, interference and/or inconvenience caused howsoever or whatsoever by or in connection with the refurbishment and/or the removal, re-location or modification.

3        The Landlord hereby covenants with the Tenant as follows:

         (1) To pay the property tax payable in respect of the Factory Unit PROVIDED ALWAYS that if the rate of such property tax shall be increased whether by way of an increase in the annual value or an increase in the rate per cent then the Landlord shall not hereunder be liable to pay the said increase but the Tenant shall pay such increase as provided under Clause 2(4) hereof.

         (2) To keep the exterior and roof of the Building and the lift entrances corridors passages staircases lavatories water closets and other conveniences intended for the use of the Tenant at all times in complete repair and in proper sanitary and clean condition.

          (3) To keep the stairs and passages leading to the Factory Unit and the lifts and lavatories well and sufficiently lighted and the lifts in proper working order PROVIDED THAT the Landlord shall not be responsible for any loss the Tenant may sustain by reason of any damage or injury or in consequence of any breakage of or defect in any of the pipes wire or other apparatus of the Landlord used in or about the Building.

         (4) To keep the Building insured against loss or damage by fire and in the event of such loss or damage (unless resulting from some act or default of the Tenant) to rebuild and reinstate the damaged part of the Building PROVIDED THAT it is expressly agreed and understood that the terms loss or damage by fire as used in this clause do not include any loss or damage caused to the Tenant's fixtures or loss due to the factory being rendered out of commission and in any such event the Landlord shall not be held liable for any such loss or damage sustained by the Tenant.

         (5) That the Tenant paying the rent and observing and performing the several covenants and stipulations on the Tenant's part herein contained shall during the said term quietly enjoy the Factory Unit without any interruption by the Landlord or any person or persons lawfully claiming under or in trust for the Tenant.

4        PROVIDED ALWAYS THAT and it is hereby agreed as follows

         (1) If the rent hereby reserved or service charge or interest, or any part thereof shall at any time remain unpaid for fourteen
                 (14) days after becoming payable (whether formally demanded or not) or if the Tenant shall neglect to observe and perform any covenant or stipulation on the Tenant's part herein contained or if the Tenant shall make any assignment for the benefit of the Tenant's creditors or enter into any arrangement with its creditors by composition or otherwise or suffer any distress or attachment or execution to be levied against the Tenant's goods or if the Tenant for the time being shall be a company and shall enter into liquidation whether compulsory or voluntary (save for the purpose of reconstruction or amalgamation) or being an individual shall have a receiving order or an adjudicating order made against the Tenant then and in any or such cases it shall be lawful for the Landlord at any time thereafter to re-enter upon the Factory Unit or any part thereof in the name of the whole and thereupon this Tenancy shall absolutely determine but without prejudice to the rights of action of the Landlord in respect of any breach of the covenants on the part of the Tenant herein contained.

         (2) Any notice requiring to be served hereunder shall be sufficiently served on the Tenant if it is left addressed to the Tenant at the Factory Unit or forwarded to the Tenant by registered post to the Tenant's last known place of business and shall be sufficiently served on the Landlord if it is addressed to the Landlord and sent by registered post to the Head Office. In the event of the action in respect of the tenancy created herein (including any action for the recovery of the rent and/or service charge herein reserved) the Tenant agrees and accepts that the originating process shall be sufficiently served on the Tenant if it is addressed to the Tenant at the address specified in this Agreement or if it is left posted upon a conspicuous part of the Factory Unit or forwarded to the Tenant by post at the Tenant's last known place of business.

         (3) Letters or parcels whether registered or otherwise and telegrams or keys received by any servant(s) of the Landlord on behalf of the Tenant will be received solely at the risk of the Tenant.

         (4) No waiver expressed or implied by the Landlord of any breach of any covenant, condition or duty of the Tenant shall be construed as a waiver of any other breach of the same or any other covenant, condition or duty and shall not prejudice in any way the rights, powers and remedies of the Landlord herein contained. Any acceptance of rent and/or service charge shall not be deemed to operate as a waiver by the Landlord of any right to proceed against the Tenant for any of the Tenant's obligations hereunder.

         (5) The Landlord shall not be responsible for any loss damage or inconvenience occasioned by the closing of the lift or lifts for repairs or any other necessary purpose or for any accident that may occur to the Tenant or other person using the lift.

         (6) The Landlord shall be under no liability either to the Tenant or to others who may be permitted to enter or use the Factory Unit or the Building or any part thereof for any accident(s) or injuries sustained or loss or damage to property in the Factory Unit or the Building or any part thereof.

         (7)     The Landlord shall not be liable to the Tenant in respect of:

                 (i) any interruption in the services provided by the Landlord by reason of necessary repair or maintenance of any installation or apparatus or damage thereto or by reason of mechanical or other defect or breakdown including but not limited to breakdown in electricity and water supply.

                 (ii) any act, omission, default, misconduct or negligence of any servant or employee of the Landlord in or about the performance or purported performance of any duty relating to the provision of the said services.

         (8) The Landlord shall be entitled to let any other part or parts of the Building subject to any term(s) or condition(s) which the Landlord may think fit to impose and nothing herein contained shall be deemed to create a letting scheme for the Building or any part thereof and neither the Tenant nor the persons deriving title under the Tenant shall have the benefit of or the right to enforce or to have enforced or to prevent the release or modification of any covenant agreement or condition entered into by any present or future tenant.

         (9) The Tenant shall pay all costs disbursements fees and charges legal or otherwise including stamp and/or registration fees in connection with the preparation stamping and issue of this Agreement and any prior accompanying or future documents or deeds supplementary collateral or in any way relating to this Agreement.

         (10) The Tenant shall pay all costs and fees legal or otherwise including costs as between solicitor and clients in connection with the enforcement of the covenants and conditions of this Agreement.

         (11) The Landlord shall not be liable for any loss or damage that may be suffered by the Tenant resulting from any subsidence or cracking of the ground floor slabs and aprons of the Building PROVIDED that this clause shall apply only to Tenants occupying the ground floor of the Building.

         (12) The Landlord shall on written request of the Tenant made not less than three (3) months before the expiration of the term hereby created and if there shall not at the time of such request be any existing breach or nonobservance by the Tenant of any of the terms, covenants and stipulations contained in this Agreement, at the cost and expense of the Tenant grant to the Tenant a tenancy of the Factory Unit for a further term to be mutually agreed upon by the parties hereto and at a revised rent to be determined by the Landlord and containing the like terms, covenants and stipulations as are herein contained or such variations or modifications thereof together with such other terms covenants and stipulations as may be imposed by the Landlord with the exception of the present covenant for renewal.

         IN WITNESS WHEREOF the parties hereto have hereunto set their hands and/or seals the day and the year first above written.


SIGNED BY:

SEAH KEE POK
MANAGER (FACTORIES)

for and on behalf of

JURONG TOWN CORPORATION

in the presence of:

     /s/  GRACE ONG SOO HIANG
   ----------------------------
          Grace Ong Soo Hiang

SIGNED BY:


LIM KOK YONG, Managing Director


for and on behalf of


ADAPTEC MFG (S) PTE LTD



in the presence of:

          /s/  ANDREW NG
   ----------------------------
      (Signature of Witness)

Name of Witness:  Andrew Ng

Designation:  Director, Finance & Admin

                                                                      [LOGO]
                                                                      J T C

REGISTRATION NO: FF 21551/94
FILE REF: JTC(L)8339/205 Pt 1/GOSH/KS

                 TENANCY OF FLATTED FACTORY NOS. #07-18 TO #07-2(0)

                             1002 JALAN BUKIT MERAH

                           REDHILL INDUSTRIAL ESTATE

                                    BETWEEN

                            JURONG TOWN CORPORATION

                                      AND

                            ADAPTEC MFG (S) PTD LTD


                                     DATED
                               8th February 1994

                        TENANCY OF FLATTED FACTORY UNIT


         This Tenancy is made the 8th day of February 1994 Between the JURONG TOWN CORPORATION incorporated under the Jurong Town Hall Corporation Act, having its Head Office at Jurong Town Hall, 301 Jurong Town Hall Road, Singapore 2260 (hereinafter called "the Landlord" of the one part and ADAPTEC MFG (S) PTE LTD a company incorporated in Singapore and having its registered office at 10 Hoe Chiang Road, #18-00 Keppel Tower, Singapore 0208.

(hereinafter called "the Tenant" which expression shall where the context so admits include the Tenant's successors-in-title and permitted assigns) of the other part.

         WITNESSETH as follows:-

1 The Landlord hereby lets and the Tenant hereby takes ALL that portion of the storey(s) of the Building known as 1002 JALAN BUKIT MERAH (hereinafter called "the Building") containing an approximate area of
         286.5 square metres (which said area may be adjusted on completion of survey, if any) more particularly delineated and edged red on the plan annexed hereto (which portion is hereinafter called "the Factory Unit") TOGETHER with the use of the lavatories and conveniences thereat together also with the use for the Tenant, the Tenant's servants and visitors of the lifts and the entrances staircases corridors and passages and accesses to the Building for the purpose only of ingress and egress to and from the Factory Unit with or without parcels and packages TO HOLD the same UNTO the Tenant for the term of THREE (3) YEARS from the 16TH day of JANUARY 1994 YIELDING
         AND PAYING therefor during the said term the rent of

         (1) at the discounted rate of DOLLARS TWELVE AND CENTS THIRTY-FIVE ($12.35CTS) ONLY PER SQUARE METRE PER MONTH for so long as the Tenant shall occupy under tenancy an aggregate floor area of 5,000 SQUARE metres in the Building or in the various Flatted Factories belonging to the Landlord; and

         (2) in the event that the said aggregate floor area is occupied at any time henceforth and for any reason whatever reduced to below 5,000 square metres whence the discount shall be totally withdrawn from and in respect of the Factory Unit and all other premises occupied by the Tenant, then and with effect from the date of the reduction of the said aggregate floor area, at the normal rate of DOLLARS THIRTEEN ($13.00) ONLY PER SQUARE METRE PER MONTH to be paid clear of all deduction and in advance and without demand on the 1st day of each of the calendar month of the year (i.e., the 1st day of January, February, March, etc.) the first of such payments to be made on the day of

2      The Tenant hereby covenants with the Landlord as follows:

         (1)     To pay the said rent on the days and in the manner aforesaid.

         (2) To pay in addition to the said rent during the said term the sum of DOLLARS ONE AND CENTS SEVENTY ($1.70CTS) ONLY per square metre per month in advance on the same dates and in the same manner as for the said rent as charges for services to be undertaken by the Landlord as hereinbefore mentioned (hereinafter referred to as "the Service Charge") PROVIDED THAT if the cost of services shall increase, the Landlord may revise the Service Charge and on serving a notice in writing to the Tenant to this effect such revised Service Charge shall be payable as from the date specified in the said notice.

         (3)     (i)      To pay a deposit equivalent to three (3) months' rent
                          at the discounted rate and service charge on or before the execution of this Agreement or commencement of the said term, whichever is the earlier, as security against breach of any of the covenants herein contained which cash deposit shall be maintained at this figure during the said term and shall be repayable without interest on the termination of this tenancy subject however to an appropriate deduction as damages in respect of any such breach.

                 (ii) In lieu of the aforesaid cash deposit to provide an acceptable banker's guarantee for the same equivalent amount, which guarantee shall be valid and irrevocable for the whole of the said term or the unexpired portion of the said term, as the case may be, plus six months after the date of expiry of the said term and in a form approved by the Landlord or to provide such other form of security as the Landlord may in the Landlord's absolute discretion permit or accept.

                 (iii) If the rent at the discounted rate hereinbefore mentioned in clause 1(1) shall at any time be increased to the rent at the normal rate in accordance with Clause 1(2), or if the Service Charge has been increased by the Landlord in accordance with Clause 2(2) hereof, to pay the amount of such increase so that the cash deposit stipulated in sub-clause (i) above shall at all times be equal to three
                          (3) months' rent and service charge.

         (4) During the said term or any renewal thereof to pay any increase of property tax which may be imposed whether by way of an increase in the annual value or an increase in the rate per centum. For the purpose of ascertaining the additional amount payable under this clause any such increase in property tax shall be apportioned in the same proportion as the rent payable under this Agreement bears to the total assessed annual value of the Building at the date such increase comes into force.

         (5) To pay all charges and outgoings whatsoever in respect of the supply of electricity and water used by the Tenant at the Factory Unit as shown by the separate meters belonging thereto and also pay all charges for the use and maintenance of such meters PROVIDED ALWAYS that subject to the prior written consent of the Landlord and to all approvals being obtained by the Tenant from the relevant governmental and statutory authorities the water sub-meter will be installed in the Factory Unit by the Tenant at the Tenant's own cost.

         (6) At all times to use and occupy the Factory Unit for the purpose of THE TESTING OF INTEGRATED CIRCUITS ONLY and for no other purposes whatever.

         (7) Not to place or allow to be placed upon the Factory Unit or on any of the floors in the Building any article machinery or load in excess of 7.5 kiloNewtons per square metre and not to place or allow to be placed in the goods lifts of the Building any article machinery or load in excess of 1,500 kilograms.

         (8) To keep the interior of the Factory Unit (including the doors and windows thereof and all the Landlord's other fixtures and fittings therein) clean and in good and substantial repair and condition (fair wear and tear and damage by fire lightning riot or tempest alone excepted) and also to clean and keep clean the exterior of the windows thereof.

         (9) Not to make or cause to be made any alteration in or addition to the Factory Unit without the prior written consent of the Landlord and the relevant governmental and statutory authorities PROVIDED THAT on the granting of such consent and without prejudice to other terms and conditions which may be imposed the Tenant shall place with the Landlord a deposit equivalent to such amount as the Landlord may deem sufficient for the reinstatement of the Factory Unit to its original condition. Further the Tenant shall not use any flammable building materials for internal partitioning.

         (10) Not to modify any existing electrical wirings or modify or replace any existing fire alarm fixtures and fittings or affix or install any further or additional electrical and fire alarm wiring extension in or about the Factory Unit without the written consent of the Landlord having been first obtained and PROVIDED FURTHER THAT all such work shall be carried out by a licensed electrical contractor or competent person as approved by the Landlord to be employed and paid by the Tenant who shall ensure as part of the work that the existing circuits and equipment are not overloaded or unbalanced. Prior to any electrical and fire alarm installation or modification work, the Tenant shall be required to submit the necessary plans as hereinafter specified under clauses 2(29) and 2(30) to the Landlord for approval.

         (11) To permit the Landlord or the Landlord's agents with or without workmen or others at all reasonable times to enter the Factory Unit to take inventories of the Landlord's fixtures and fittings therein and to view the condition thereof and examine the state of repair of the Factory Unit and thereupon the Landlord may serve upon the Tenant notice in writing specifying any work or repairs necessary to be done which are within the responsibility of the Tenant under the terms of this Agreement and require the Tenant forthwith to execute the same and the Tenant shall pay the Landlord's reasonable costs of survey attending the preparation of the notice and if the Tenant shall not within ten days after the service of such notice proceed diligently and in workman-like manner with the execution of such work or repairs then to permit the Landlord (who shall not be under any obligation so to do) to enter upon the Factory Unit and execute such work or repairs and the cost thereof shall be a debt due from the Tenant to the Landlord and be forthwith recoverable PROVIDED ALWAYS that the Landlord shall not be liable to the Tenant for any loss damage or inconvenience caused by such work or repairs.

         (12) To be wholly responsible for all damages and to bear the full cost of repairs and reinstatement of such damaged building equipment fixtures drains wiring and piping above and below ground level if the cause or causes of such damages can be traced directly or indirectly back to the Tenant's activities.

         (13) To permit the Landlord, the Landlord's agents or workmen and others to enter the Factory Unit at reasonable hours to do structural or external repairs and execute such work as may be necessary to the Factory Unit or to other portions of the Building of which the Factory Unit may form a part but which are not conveniently accessible otherwise than from or through the Factory Unit.

         (14) In complying with Clause 2(13) hereof and if so required by the Landlord the Tenant shall remove such installation, machinery or any article to permit the Landlord to execute the said repairs and works and if the Tenant shall fail to observe or perform this covenant the Landlord shall remove the same and all costs and expenses incurred thereby shall be recoverable from the Tenant as a debt PROVIDED ALWAYS that the Landlord shall not be liable to the Tenant for any loss damage or inconvenience caused by such removal.

         (15) Subject always to clause 2(27) hereinafter appearing, to give to the Landlord written notice of every change of name within one month from the date of each change.

         (16) To make good and sufficient provision for and to ensure the safe and efficient disposal of all waste generated at the Factory Unit including but not limited to pollutants to the requirements and satisfaction of the Landlord and the relevant governmental and statutory authorities PROVIDED THAT in the event of any default by the Tenant under this covenant the Landlord may at the discretion of the Landlord and without prejudice to any other rights and remedies the Landlord may have in law or under this Agreement, carry out such remedial measures and works as the Landlord thinks necessary and all costs and expenses incurred thereby shall forthwith be recoverable in full from the Tenant as a debt.

         (17) To provide and maintain refuse receptacles for all waste and refuse produced at the Factory Unit in conformity with the requirements and standards prescribed by the health authority and to keep the same out of sight of the public during the hours of business and to transfer such waste and refuse in suitable receptacles to such area and at such times each day as may be prescribed by the Landlord.

         (18) Not to keep or allow to be kept livestock or other animals at the Factory Unit.

         (19) Not to do or suffer to be done on or in the Factory Unit anything whereby the insurances of the same or of the Building or any part thereof may be rendered void or voidable or whereby the premium thereon may be increased and to repay to the Landlord on demand all sums paid by the Landlord by way of increased premium and all expenses incurred by the Landlord in connection therewith and all loss damages and expenses resulting from a breach or non-observance of this covenant without prejudice to any other rights and remedies available to the Landlord.

         (20) Not to do or permit or suffer to be done anything in or upon the Factory Unit or any part of the Building which in the opinion of the Landlord is or may be a nuisance or cause annoyance to or in any way interfere with the business or the quiet or comfort of the other occupants of the Building PROVIDED THAT the Landlord shall not be responsible to the Tenant for any loss, damage or inconvenience as a result of nuisance, annoyance or any interference whatsoever caused by the other occupants of the Building.

         (21) Not to use the Factory Unit for any illegal or immoral purpose.

         (22) Not to cause any obstruction in or on the approaches, private roads or passage way adjacent to or leading to the Building by leaving or parking or permitting to be left or parked any motor vehicle or other carriages belonging to or used by the Tenant or by any of the Tenant's friends servants or visitors. And also to observe and ensure observance of all regulations made by the Landlord relating to the parking of such vehicles or carriages and to pay such carpark charges as may be imposed by the Landlord or his agent.

         (23)    Not to effect any sale by auction in the Building.

         (24) Not to affix paint or otherwise exhibit on the exterior of the Factory Unit or the windows thereof or of the Building or in any of the passages corridors or stairs of the Building any name plate placard poster or advertisement or any flag-staff or other thing whatsoever save only the name of the Tenant in such places only and not elsewhere and in such manner and position only as shall be approved in writing by the Landlord.

         (25) Not to cause any obstruction to the common stairways passageways and other common parts of the Building or accesses to the Building. PROVIDED ALWAYS that the Landlord shall have the full right and liberty and absolute discretion to remove and clear any such obstruction and all costs and expenses incurred thereby shall be recoverable from the Tenant as a debt. FURTHER PROVIDED THAT the Landlord shall not be liable to the Tenant or any third party for any loss damage or inconvenience caused by such removal and the Tenant hereby indemnifies the Landlord in this respect.

         (26) Not to install any machinery or fixture in the Factory Unit without the permission in writing of the Landlord and to submit a layout plan of the Tenant's machinery for the approval of the Landlord and the relevant governmental and statutory authorities prior to the actual fixing of the machineries.

         (27) Not to assign create a trust sublet grant a licence or part with or share the possession or occupation of the Factory Unit or any part thereof or leave the Factory Unit or any part thereof vacant and unoccupied at any time during the said term.

         (28) Not to do or omit or suffer to be done or omitted any act matter or thing in or on the Factory Unit and/or in respect of the business trade or industry carried out or conducted therein which shall contravene the provisions of any laws rules or regulations now or hereafter affecting the same and at all times hereafter to indemnify and keep indemnified the Landlord against all actions, proceedings, costs, expenses, claims, fines, losses, penalties and demands in respect of any act matter or thing done or omitted to be done in contravention of the said provisions.

         (29) To install electrical switch board wirings and equipment to the Factory Unit including the following electrical protective devices, all at the Tenant's own expense, subject to the approval of the Landlord:-

                 (a)      Overcurrent protective devices in the Landlord's
                          Switch Room;

                 (b) Overcurrent and earth-leakage protective devices in the Factory Unit,

                 PROVIDED THAT-

                 (i) the Tenant shall submit 3 sets of 'electrical single-line diagram' of the Factory Unit wirings for the approval of the Landlord prior to the actual installation of the wirings; and

                 (ii) it shall be the responsibility of the Tenant to keep all or any of the aforesaid switch board wirings, equipment and devices installed by the Tenant in good condition at all times.

         (30) To carry out such modification work on the existing fire alarm wirings, heat detectors and fixtures in the Factory Unit as shall be necessary to suit the factory operation, including the installation of additional wirings and connections of the heat detectors and fixtures to the Landlord's common fire alarm system, to the approval of the Landlord and all at the Tenant's own expense PROVIDED THAT:

                 (a) The Tenant shall submit 2 copies of the fire alarm drawings of the Factory Unit indicating the existing fixtures, the proposed modifications and the layout of the Tenant's machinery for the approval of the Landlord prior to the commencement of the modification work.

                 (b) The Tenant shall at the Tenant's own expense ensure that the existing fire alarm wirings, heat detectors and fixtures and any additional wirings and fixtures installed by the Tenant in the Factory Unit are serviced monthly and in good condition at all times including the payment of any fee(s) in connection with servicing and maintenance works.

                 (c) Any item of replacement required for the effective maintenance of the fire alarm wirings, heat detectors and fixtures shall be of a quality and shall have an operational characteristic similar to the item to be replaced and shall be subject to the approval of the Landlord. The Tenant shall at his own cost forthwith replace any or all items of dissimilar quality and operational characteristic found in use.

         (31) To close the Factory Unit during such hours as the Landlord may specify by notice in writing to the Tenant for any maintenance or repair work to be executed by the Landlord.

         (32) At all times during the three calendar months immediately preceding the determination of the said term to permit intending tenants and others with written authority from the Landlord or his agents at reasonable times of the day to view the Factory Unit.

         (33) At the determination of the said term by expiry or otherwise to yield up the Factory Unit and all the Landlord's fixtures fittings fastenings or appertaining in such good and substantial repair fair wear and tear excepted as shall be in accordance with the covenants of the Tenant herein contained and with all locks and keys complete.

         (34) In addition to the foregoing and immediately prior to the determination of the said term or the renewal thereof as the case may be to restore the Factory Unit in all respects to its original state and condition if so required by the Landlord to redecorate including painting the interior thereof to the satisfaction of the Landlord PROVIDED ALWAYS that if the Tenant shall fail to observe or perform this covenant the Landlord may in its absolute discretion, and without prejudice to any other rights and remedies the Landlord may have against the Tenant, execute such work for the said restoration and redecoration and shall recover all costs thereof from the Tenant together with all rent, service charge, tax and other amounts which the Landlord would have been entitled to receive from the Tenant had the period within which such restoration and redecoration are effected by the Landlord been added to the said term.

         (35) To pay interest at the rate of 8.5% per annum or such higher rate as may be determined from time to time by the Landlord in respect of any outstanding amount payable under this Agreement from the date such amount becomes due until payment in full is received by the Landlord.

         (36) Not to install or use any electrical installation, machine or apparatus that may cause or causes heavy power surge, high frequency voltage and current, air borne noise, vibration or any electrical or mechanical interference or disturbance whatsoever which may prevent or prevents in any way the service or use of any communication system or affects the operation of other equipment, installations, machinery, apparatus or plants of other Tenants and in connection therewith, to allow the Landlord or any authorised person(s) to inspect at all reasonable times, such installation, machine or apparatus in the Factory Unit to determine the source of the interference or disturbance and thereupon, to take suitable measures, at the Tenant's own expense, to eliminate or reduce such interference or disturbance to the Landlord's satisfaction, if it is found by the Landlord or such authorised person(s) that the Tenant's electrical installation, machine or apparatus is causing or contributing to the said interference or disturbance.

         (37) To indemnify the Landlord against any claims, proceedings, action, losses, penalties, damages, expenses, costs, demands which may arise in connection with clause 2(36) above.

         (38) To perform and observe all the obligations which the Landlord of the Factory Unit may be liable to perform or observe during the said term by any direction or requirement of any governmental and statutory authority and if the Tenant shall fail to observe or perform this covenant the Landlord may in its absolute discretion perform the same and all expenses and costs incurred thereby shall be recoverable from the Tenant as a debt PROVIDED ALWAYS that the Landlord shall not be liable to the Tenant for any loss damage or inconvenience caused thereby.

         (39) Without prejudice to the generality of Clause 2(38) herein, the rent and service charge and other sums payable by the Tenant under or in connection with this tenancy shall be exclusive of the goods and services tax (herein called "tax") chargeable by any government, statutory or tax authority calculated by reference to the amount of rent, service charge and any other sums received or receivable by the Landlord from the Tenant and which tax is payable by the Tenant.
                 The Tenant shall pay the tax and the Landlord acting as the collecting agent for the government, statutory or tax authority shall collect the tax from the Tenant in the manner and within the period prescribed in accordance with the applicable laws and regulations.

         (40) If any damage of whatsoever nature or description shall at any time occur or be caused to the Factory Unit or any part thereof, to forthwith give the Landlord written notice of damage.

         (41)    To ensure that -

                 (i) at least 60% of the overall floor area shall be used for purely industrial activities and

                 (ii) the remaining 40% shall be used as ancillary stores and offices, neutral areas and communal facilities PROVIDED THAT the said ancillary offices shall not exceed 25% of the overall floor area.

         (42) Not to use and occupy the Factory Unit for the purpose of commercial office and storage unrelated to the Tenant's approved industrial activity.

         (43) (i) Not to install or allowed to be installed any anchors on top or bottom of the precast hollow core slabs in or about the Factory Unit without the written consent of the Landlord having been first obtained, subject as aforesaid, the maximum embedment depth of the anchors at the top flange (soffit) shall be 80mm and 30mm respectively.

              (ii) Not to hack or allow the hacking of any openings larger than 250mm x 250mm (the said measurements) in or about the Factory Unit without the written consent of the Landlord having been first obtained and to submit drawings of the openings (together with such information as the-Landlord may require) to the Landlord and the relevant authorities for approval prior to the actual hacking of the openings. The hacking of openings smaller than the said measurements is allowed PROVIDED ALWAYS THAT the spacing of the openings is not less than 1. 2 metre in any direction. Notwithstanding anything herein, the cutting of any steel reinforcement bars shall not be permitted without the prior approval in writing of the Landlord.

         (44) Without prejudice to Clause 2(6) hereof and subject to the prior written approval of the Landlord, to provide thermal insulation to the floor, ceiling and the walls of rooms, if the rooms are used for purposes requiring low temperature air conditioning or cooling that would result in moisture condensation on the external, ceiling or floor within or outside the Factory Unit.

         (45) Not to commence operation in the Factory Unit after the installation(s) of any type of machinery or equipment have been completed until a final inspection of the installation(s) has been carried out and approval of the same is given by the Landlord.

         (46) The Tenant accepts the Factory Unit with full knowledge that refurbishment and upgrading works (hereinafter referred to as "the refurbishment") are being or may be carried out in the Building and the estate in which the Building is situated. The Tenant shall, if required by the Landlord and within the time stipulated by the Landlord, at the cost and expense of the Tenant properly and in accordance with the obligations of the Tenant under this Agreement remove, re-locate and/or modify temporarily or permanently as may be stipulated by the Landlord every installation, fixture, fittings, device, equipment and article existing at the time outside the Factory Unit as the Landlord may think fit for the purpose of permitting the Landlord, his servant, agent, contractor and subcontractor to properly carry out the refurbishment or for the purpose of improving the appearance or aesthetics of the Building. PROVIDED THAT if the Tenant shall fail to observe or perform this covenant or any part thereof the Landlord shall have the right (without prejudice to any other right or remedy the Landlord may have against the Tenant) to remove, relocate and/or modify any or every such installation, fixture, fittings, device, equipment and article, and all costs and expenses incurred thereby shall forthwith be recoverable from the Tenant as a debt.
                  PROVIDED ALWAYS and it is hereby agreed that the Landlord shall not be liable in any way to the Tenant or any other person for any loss, damage, claim, cost, expense, disruption, interference and/or inconvenience caused howsoever or whatsoever by or in connection with the refurbishment and/or the removal, re-location or modification.

3        The Landlord hereby covenants with the Tenant as follows:

         (1) To pay the property tax payable in respect of the Factory Unit PROVIDED ALWAYS that if the rate of such property tax shall be increased whether by way of an increase in the annual value or an increase in the rate per cent then the Landlord shall not hereunder be liable to pay the said increase but the Tenant shall pay such increase as provided under Clause 2(4) hereof.

         (2) To keep the exterior and roof of the Building and the lift entrances corridors passages staircases lavatories water closets and other conveniences intended for the use of the Tenant at all times in complete repair and in proper sanitary and clean condition.

         (3) To keep the stairs and passages leading to the Factory Unit and the lifts and lavatories well and sufficiently lighted and the lifts in proper working order PROVIDED THAT the Landlord shall not be responsible for any loss the Tenant may sustain by reason of any damage or injury or in consequence of any breakage of or defect in any of the pipes wire or other apparatus of the Landlord used in or about the Building.

         (4) To keep the Building insured against loss or damage by fire and in the event of such loss or damage (unless resulting from some act or default of the Tenant) to rebuild and reinstate the damaged part of the Building PROVIDED THAT it is expressly agreed and understood that the term "loss or damage by fire" as used in this clause do not include any loss or damage caused to the Tenant's fixtures or loss due to the factory being rendered out of commission and in any such event the Landlord shall not be held liable for any such loss or damage sustained by the Tenant.

         (5) That the Tenant paying the rent, service charge and tax and observing and performing the several covenants and stipulations on the Tenant's part herein contained shall during the said term quietly enjoy the Factory Unit without any interruption by the Landlord or any person or persons lawfully claiming under or in trust for the Landlord.

4        PROVIDED ALWAYS THAT and it is hereby agreed as follows:-

         (1) If the rent hereby reserved or service charge or interest, tax or any other sums payable herein, or any part thereof shall at any time remain unpaid for fourteen (14) days after becoming payable (whether formally demanded or not) or if the Tenant shall neglect to observe or perform any covenant or stipulation on the Tenant's part herein contained or if the Tenant shall make any assignment for the benefit of the Tenant's creditors or enter into any arrangement with its creditors by composition or otherwise or suffer any distress or attachment or execution to be levied against the Tenant's goods or if the Tenant for the time being shall be a company and shall enter into liquidation whether compulsory or voluntary (save for the purpose of reconstruction or amalgamation) or being an individual shall have a receiving order or an adjudicating order made against the Tenant then and in any or such cases it shall be lawful for the Landlord at any time thereafter to re-enter upon the Factory Unit or any part thereof in the name of the whole and thereupon this Tenancy shall absolutely determine but without prejudice to the rights of action of the Landlord in respect of any breach of the covenants on the part of the Tenant herein contained.

         (2) Any notice requiring to be served hereunder shall be sufficiently served on the Tenant if it is left addressed to the Tenant at the Factory Unit or forwarded to the Tenant by registered post to the Tenant's last known place of business and shall be sufficiently served on the Landlord if it is addressed to the Landlord and sent by registered post to the Head Office of the Landlord. In the event of any action in respect of the tenancy created herein (including any action for the recovery of the rent or service charge herein reserved or tax and/or any other sums herein payable) the Tenant agrees and accepts that the originating process shall be sufficiently served on the Tenant if it is addressed to the Tenant at the address specified in this Agreement or if it is left posted upon a conspicuous part of the Factory Unit or forwarded to the Tenant by post at the Tenant's last known place of business.

         (3) Letters or parcels whether registered or otherwise and telegrams or keys received by any agent or servant of the Landlord on behalf of the Tenan0t shall be received solely at the risk of the Tenant.

         (4) No waiver expressed or implied by the Landlord of any breach of any covenant, condition or duty of the Tenant shall be construed as a waiver of any other breach of the same or any other covenant, condition or duty and shall not prejudice in any way the rights, powers and remedies of the Landlord herein contained. Any acceptance of rent, service charge, tax and/or any other sum whatsoever payable under this Agreement shall not be construed as nor be deemed to operate as a waiver by the Landlord of any right to proceed against the Tenant for any of the Tenant's obligations hereunder.

         (5) The Landlord shall not be responsible for any loss damage or inconvenience occasioned by the closing of the lift or lifts for repairs or any other necessary purpose or for any accident that may occur to the Tenant or other person using the lift.

         (6) The Landlord shall be under no liability either to the Tenant or to others who may be permitted to enter or use the Factory Unit or the Building or any part thereof for any accidents or injuries sustained or loss or damage to property in the Factory Unit or the Building or any part thereof.

         (7)     The Landlord shall not be liable to the Tenant in respect of:

                 (i) any interruption in the services provided by the Landlord by reason of necessary repair or maintenance of any installation or apparatus or damage thereto or by reason of mechanical or other defect or breakdown including but not limited to breakdown in electricity and water supply;

                 (ii) any act, omission, default, misconduct or negligence of any servant, agent, contractor, sub-contractor or employee of the Landlord in or about the performance or purported performance of any duty relating to the provision of the said services.

         (8) The Landlord shall be entitled to let any other part or parts of the Building subject to any terms or conditions which the Landlord may think fit to impose and nothing herein contained shall be deemed to create a letting scheme for the Building or any part thereof and neither the Tenant nor the persons deriving title under the Tenant shall have the benefit of or the right to enforce or to have enforced or to prevent the release or modification of and covenant agreement or condition entered into by any present or future tenant.

         (9) The Tenant shall pay all costs disbursements fees and charges legal or otherwise including stamp and/or registration fees in connection with the preparation stamping and issue of this Agreement and any prior accompanying or future documents or deeds supplementary collateral or in any way relating to this Agreement.

         (10) The Tenant shall pay all costs and fees legal or otherwise including costs as between solicitor and clients in connection with the enforcement of the covenants and conditions of this Agreement.

         (11) The Landlord shall not be liable for any loss or damage that may be suffered by the Tenant resulting from any subsidence or cracking of the ground floor slabs and aprons of the Building PROVIDED that this clause shall apply only to Tenants occupying the ground floor of the Building.

         (12) The Landlord shall on written request of the Tenant made not less than three (3) months before the expiration of the term hereby created and if there shall not at the time of such request be any existing breach or non-observance by the Tenant of any of the terms, covenants and stipulations contained in this Agreement, at the cost and expense of the Tenant grant to the Tenant a tenancy of the Factory Unit for a further term to be mutually agreed upon by the parties hereto and at a revised rent to be determined by the Landlord and containing the like terms, covenants and stipulations as are herein contained, or such variations or modifications thereof together with such other terms covenants and stipulations as may be imposed by the Landlord, with the exception of and without the present covenant for renewal.

5        In this Agreement where the context so requires or permits, words importing the singular number or the masculine gender include the plural number or the feminine gender and words importing persons include corporations and vice versa, the expression "the Landlord" shall include its successors-in-title and assigns, the expression "the Tenant" shall include its successors-in-title and permitted assigns (if any), where there are two or more persons included in the expression "the Tenant" covenants expressed to be made by "the Tenant" shall be deemed to be made by such persons jointly and severally.

         IN WITNESS WHEREOF the parties hereto have hereunto set their hands and/or seals the day and the year first above written.



SIGNED BY:

SEAH KEE POK
DIRECTOR, BUILDINGS DEVELOPMENT

for and on behalf of

JURONG TOWN CORPORATION

in the presence of:

     /s/   GRACE ONG SOO HIANG
   --------------------------------
           Grace Ong Soo Hiang

SIGNED BY:

- ----------------------------
for and on behalf of

ADAPTEC MFG (S) PTE LTD

           /s/   K Y LIM
   ----------------------------------
                 K Y  Lim
   Vice President & Managing Director

in the presence of:

ADAPTEC MFG (S) PTE LTD

          /s/   ANDREW NG
   ----------------------------------
                Andrew Ng
                Director
        Finance & Administration
         (Signature of Witness)

Name of Witness:

Designation:

                                                                        [LOGO]
                                                                        J T C





REGISTRATION NO: FF 22112/94



                           JTC(L)8339/205 Pt 1/KM/KS




                   TENANCY OF FLATTED FACTORY NOS. #06-01/10
                      AND #06-12/20 1002 JALAN BUKIT MERAH
                           REDHILL INDUSTRIAL ESTATE

                                    BETWEEN

                            JURONG TOWN CORPORATION

                                      AND

                            ADAPTEC MFG (S) PTE LTD





DATED: 26th August 1994

                        TENANCY OF FLATTED FACTORY UNIT

         THIS AGREEMENT is made the 26th day of August 1994 Between the JURONG TOWN CORPORATION incorporated under the Jurong Town Hall Corporation Act, having its Head Office at Jurong Town Hall, 301 Jurong Town Hall Road, Singapore 2260 (hereinafter called "the Landlord" of the one part and ADAPTEC MFG (S) PTE LTD a company incorporated in Singapore and having its registered office at Block 1003, Bukit Merah Central, #07-09 to #07-12, Singapore 0315. (hereinafter called "the Tenant" which expression shall where the context so admits include the Tenant's successors-in-title and permitted assigns) of the other part.

         WITNESSETH as follows:

1 The Landlord hereby lets and the Tenant hereby takes ALL that portion of the SIXTH (6TH) storey(s) of the Building known as 1002 JALAN BUKIT MERAH (hereinafter called "the Building") containing an approximate TOTAL area of 1,796.9 square metres (which said area may be adjusted on completion of survey, if any) more particularly delineated and edged red on the plan annexed hereto (which portion is hereinafter called "the Factory Unit") TOGETHER with the use of the lavatories and conveniences thereat together also with the use for the Tenant, the Tenant's servants and visitors of the lifts and the entrances staircases corridors and passages and accesses to the Building for the purpose only of ingress and egress to and from the Factory Unit with or without parcels and packages TO HOLD the same UNTO the Tenant for the term of TWO (2) YEARS FIVE AND A HALF (5 1/2) MONTHS from the 1ST day of AUGUST 1994 YIELDING AND PAYING therefor during the said term the rent of

         (1) at the discounted rate of DOLLARS TWELVE AND CENTS THIRTY-FIVE ONLY ($12.35CTS) per square metre per month for so long as the Tenant shall occupy under tenancy an aggregate floor area of 5000 square metres in the Building or in the various Flatted Factories belonging to the Landlord; and

         (2) in the event that the said aggregate floor area occupied is at any time henceforth and for any reason whatever reduced to below 5000 square metres whence the discount shall be totally withdrawn from and in respect of the Factory Unit and all other premises occupied by the Tenant, then and with effect from the date of the reduction of the said aggregate floor area, at the normal rate of DOLLARS THIRTEEN ONLY ($13.00) per square metre per month;

         to be paid clear of all deduction and in advance and without demand on the 1st day of each of the calendar month of the year (i.e., the 1st day of January, February, March, etc.) the first of such payments to be made on the 1ST day of AUGUST 1994.

2        The Tenant hereby covenants with the Landlord as follows:

         (1)     To pay the said rent on the days and in the manner aforesaid.

         (2) To pay in addition to the said rent during the said term the sum of DOLLARS ONE AND CENTS SEVENTY ONLY ($1.70CT) per square metre per month in advance on the same dates and in the same manner as for the said rent as charges for services to be undertaken by the Landlord as hereinbefore mentioned (hereinafter referred to as "the Service Charge") PROVIDED THAT if the cost of services shall increase, the Landlord may revise the Service Charge and on serving a notice in writing to the Tenant to this effect such revised Service Charge shall be payable as from the date specified in the said notice.

         (3)     (i)      To pay a deposit equivalent to three (3) months' rent
                          at the discounted rate and service charge on or before the execution of this Agreement or commencement of the said term, whichever is the earlier, as security against breach of any of the covenants and stipulations herein contained which cash deposit shall be maintained at this figure during the said term and shall be repayable without interest on the termination of this tenancy subject however to an appropriate deduction as damages in respect of any such breach.

                 (ii) In lieu of the aforesaid cash deposit to provide an acceptable banker's guarantee for the same equivalent amount, which guarantee shall be valid and irrevocable for the whole of the said term or the unexpired portion of the said term, as the case may be, plus six months after the date of expiry of the said term and in a form approved by the Landlord or to provide such other form of security as the Landlord may in the Landlord's absolute discretion permit or accept.

                 (iii) If the rent at the discounted rate hereinbefore mentioned in clause 1(1) shall at any time be increased to the rent at the normal rate in accordance with Clause 1(2), or if the Service Charge has been increased by the Landlord in accordance with Clause 2(2) hereof, to forthwith pay the amount of such increase so that the cash deposit stipulated in sub-clause (i) above shall at all times be equal to three (3) months' rent and service charge.

         (4) During the said term or any renewal thereof to pay any increase of property tax which may be imposed whether by way of an increase in the annual value or an increase in the rate per centum. For the purpose of ascertaining the additional amount payable under this clause any such increase in property tax shall be apportioned in the same proportion as the rent payable under this Agreement bears to the total assessed annual value of the Building at the date such increase comes into force.

         (5) To pay all charges and outgoings whatsoever in respect of the supply of electricity and water used by the Tenant at the Factory Unit as shown by the separate meters belonging thereto and also pay all charges for the use and maintenance of such meters PROVIDED ALWAYS that subject to the prior written consent of the Landlord and to all approvals being obtained by the Tenant from the relevant governmental and statutory authorities the water sub-meter will be installed in the Factory Unit by the Tenant at the Tenant's own cost.

         (6) At all times to use and occupy the Factory Unit for the purpose of THE TESTING OF INTEGRATED CIRCUITS ONLY and for no other purposes whatever.

         (7) Not to place or allow to be placed upon the Factory Unit or on any of the floors in the Building any article machinery or load in excess of 7.5 kiloNewtons per square metre and not to place or allow to be placed in the goods lifts of the Building any article machinery or load in excess of 1,500 kilograms.

         (8) To keep the interior of the Factory Unit (including the doors and windows thereof and all the Landlord's other fixtures and fittings therein) clean and in good and substantial repair and condition (fair wear and tear and damage by fire lightning riot or tempest alone excepted) and also to clean and keep clean the exterior of the windows thereof.

         (9) Not to make or cause to be made any alteration in or addition to the Factory Unit without the prior written consent of the Landlord and the relevant governmental and statutory authorities PROVIDED THAT on the granting of such consent and without prejudice to other terms and conditions which may be imposed the Tenant shall place with the Landlord a deposit equivalent to such amount as the Landlord may deem sufficient for the reinstatement of the Factory Unit to its original condition. Further the Tenant shall not use any flammable building materials for internal partitioning.

         (10) Not to modify any existing electrical wirings or modify or replace any existing fire alarm fixtures and fittings or affix or install any further or additional electrical and fire alarm wiring extension in or about the Factory Unit without the written consent of the Landlord having been first obtained and PROVIDED FURTHER THAT all such work shall be carried out by a licensed electrical contractor or competent person as approved by the Landlord to be employed and paid by the Tenant who shall ensure as part of the work that the existing circuits and equipment are not overloaded or unbalanced. Prior to any electrical and fire alarm installation or modification work, the Tenant shall be required to submit the necessary plans as hereinafter specified under clauses 2(29) and 2(30) to the Landlord for approval.

         (11) To permit the Landlord or the Landlord's agents with or without workmen or others at all reasonable times to enter the Factory Unit to take inventories of the Landlord's fixtures and fittings therein and to view the condition thereof and examine the state of repair of the Factory Unit and thereupon the Landlord may serve upon the Tenant notice in writing specifying any work or repairs necessary to be done which are within the responsibility of the Tenant under the terms of this Agreement and require the Tenant forthwith to execute the same and the Tenant shall pay the Landlord's reasonable costs of survey attending the preparation of the notice and if the Tenant shall not within ten days after the service of such notice proceed diligently and in workman-like manner with the execution of such work or repairs then to permit the Landlord (who shall not be under any obligation so to do) to enter upon the Factory Unit and execute such work or repairs and the cost thereof shall be a debt due from the Tenant to the Landlord and be forthwith recoverable PROVIDED ALWAYS that the Landlord shall not be liable to the Tenant for any loss damage or inconvenience caused by such work or repairs.

         (12) To be wholly responsible for all damages and to bear the full cost of repairs and reinstatement of such damaged building equipment fixtures drains wiring and piping above and below ground level if the cause or causes of such damages can be traced directly or indirectly back to the Tenant's activities.

         (13) To permit the Landlord, the Landlord's agents or workmen and others to enter the Factory Unit at reasonable hours to do structural or external repairs and execute such work as may be necessary to the Factory Unit or to other portions of the Building of which the Factory Unit may form a part but which are not conveniently accessible otherwise than from or through the Factory Unit.

         (14) In complying with Clause 2(13) hereof and if so required by the Landlord the Tenant shall remove such installation, machinery or any article to permit the Landlord to execute the said repairs and works and if the Tenant shall fail to observe or perform this covenant the Landlord shall remove the same and all costs and expenses incurred thereby shall be recoverable from the Tenant as a debt PROVIDED ALWAYS that the Landlord shall not be liable to the Tenant for any loss damage or inconvenience caused by such removal.

         (15) Subject always to clause 2(27) hereinafter appearing, to give to the Landlord written notice of every change of name within one month from the date of each change.

         (16) To make good and sufficient provision for and to ensure the safe and efficient disposal of all waste generated at the Factory Unit including but not limited to pollutants to the requirements and satisfaction of the Landlord and the relevant governmental and statutory authorities PROVIDED THAT in the event of any default by the Tenant under this covenant the Landlord may at the discretion of the Landlord and without prejudice to any other rights and remedies the Landlord may have in law or under this Agreement, carry out such remedial measures and works as the Landlord thinks necessary and all costs and expenses incurred thereby shall forthwith be recoverable in full from the Tenant as a debt.

         (17) To provide and maintain refuse receptacles for all waste and refuse produced at the Factory Unit in conformity with the requirements and standards prescribed by the health authority and to keep the same out of sight of the public during the hours of business and to transfer such waste and refuse in suitable receptacles to such area and at such times each day as may be prescribed by the Landlord.

         (18) Not to keep or allow to be kept livestock or other animals at the Factory Unit.

         (19) Not to do or suffer to be done on or in the Factory Unit anything whereby the insurances of the same or of the Building or any part thereof may be rendered void or voidable or whereby the premium thereon may be increased and to repay to the Landlord on demand all sums paid by the Landlord by way of increased premium and all expenses incurred by the Landlord in connection therewith and all loss damages and expenses resulting from a breach or non-observance of this covenant without prejudice to any other rights and remedies available to the Landlord.

         (20) Not to do or permit or suffer to be done anything in or upon the Factory Unit or any part of the Building which in the opinion of the Landlord is or may be a nuisance or cause annoyance to or in any way interfere with the business or the quiet or comfort of the other occupants of the Building PROVIDED THAT the Landlord shall not be responsible to the Tenant for any loss, damage or inconvenience as a result of nuisance, annoyance or any interference whatsoever caused by the other occupants of the Building.

         (21)    Not to use the Factory Unit for any illegal or immoral purpose.

         (22) Not to cause any obstruction in or on the approaches, private roads or passage way adjacent to or leading to the Building by leaving or parking or permitting to be left or parked any motor vehicle or other carriages belonging to or used by the Tenant or by any of the Tenant's friends servants or visitors. And also to observe and ensure observance of all regulations made by the Landlord relating to the parking of such vehicles or carriages and to pay such carpark charges as may be imposed by the Landlord or his agent.

         (23)    Not to effect any sale by auction in the Building.

         (24) Not to affix paint or otherwise exhibit on the exterior of the Factory Unit or the windows thereof or of the Building or in any of the passages corridors or stairs of the Building any name plate placard poster or advertisement or any flag-staff or other thing whatsoever save only the name of the Tenant in such places only and not elsewhere and in such manner and position only as shall be approved in writing by the Landlord.

         (25) Not to cause any obstruction to the common stairways passageways and other common parts of the Building or accesses to the Building. PROVIDED ALWAYS that the Landlord shall have the full right and liberty and absolute discretion to remove and clear any such obstruction and all costs and expenses incurred thereby shall be recoverable from the Tenant as a debt. FURTHER PROVIDED THAT the Landlord shall not be liable to the Tenant or any third party for any loss damage or inconvenience caused by such removal and the Tenant hereby indemnifies the Landlord in this respect.

         (26) Not to install any machinery or fixture in the Factory Unit without the permission in writing of the Landlord and to submit a layout plan of the Tenant's machinery for the approval of the Landlord and the relevant governmental and statutory authorities prior to the actual fixing of the machineries.

         (27) Not to assign create a trust sublet grant a licence or part with or share the possession or occupation of the Factory Unit or any part thereof or leave the Factory Unit or any part thereof vacant and unoccupied at any time during the said term.

         (28) Not to do or omit or suffer to be done or omitted any act matter or thing in or on the Factory Unit and/or in respect of the business trade or industry carried out or conducted therein which shall contravene the provisions of any laws rules or regulations now or hereafter affecting the same and at all times hereafter to indemnify and keep indemnified the Landlord against all actions, proceedings, costs, expenses, claims, fines, losses, penalties and demands in respect of any act matter or thing done or omitted to be done in contravention of the said provisions.

         (29) To install electrical switch board wirings and equipment to the Factory Unit including the following electrical protective devices, all at the Tenant's own expense, subject to the approval of the Landlord:-

                 (a)      Overcurrent protective devices in the Landlord's
                          Switch Room;

                 (b) Overcurrent and earth-leakage protective devices in the Factory Unit,

                 PROVIDED THAT-

                 (i) the Tenant shall submit 3 sets of 'electrical single-line diagram' of the Factory Unit wirings for the approval of the Landlord prior to the actual installation of the wirings; and

                 (ii) it shall be the responsibility of the Tenant to keep all or any of the aforesaid switch board wirings, equipment and devices installed by the Tenant in good condition at all times.

         (30) To carry out such modification work on the existing fire alarm wirings, heat detectors and fixtures in the Factory Unit as shall be necessary to suit the factory operation, including the installation of additional wirings and connections of the heat detectors and fixtures to the Landlord's common fire alarm system, to the approval of the Landlord and all at the Tenant's own expense PROVIDED THAT:

                 (a) The Tenant shall submit 2 copies of the fire alarm drawings of the Factory Unit indicating the existing fixtures, the proposed modifications and the layout of the Tenant's machinery for the approval of the Landlord prior to the commencement of the modification work.

                 (b) The Tenant shall at the Tenant's own expense ensure that the existing fire alarm wirings, heat detectors and fixtures and any additional wirings and fixtures installed by the Tenant in the Factory Unit are serviced monthly and in good condition at all times including the payment of any fee(s) in connection with servicing and maintenance works.

                 (c) Any item of replacement required for the effective maintenance of the fire alarm wirings, heat detectors and fixtures shall be of a quality and shall have an operational characteristic similar to the item to be replaced and shall be subject to the approval of the Landlord. The Tenant shall at his own cost forthwith replace any or all items of dissimilar quality and operational characteristic found in use.

         (31) To close the Factory Unit during such hours as the Landlord may specify by notice in writing to the Tenant for any maintenance or repair work to be executed by the Landlord.

         (32) At all times during the three calendar months immediately preceding the determination of the said term to permit intending tenants and others with written authority from the Landlord or his agents at reasonable times of the day to view the Factory Unit.

         (33) At the determination of the said term by expiry or otherwise to yield up the Factory Unit and all the Landlord's fixtures fittings fastenings or appertaining in such good and substantial repair fair wear and tear excepted as shall be in accordance with the covenants of the Tenant herein contained and with all locks and keys complete.

         (34) In addition to the foregoing and immediately prior to the determination of the said term or the renewal thereof as the case may be to restore the Factory Unit in all respects to its original state and condition if so required by the Landlord to redecorate including painting the interior thereof to the satisfaction of the Landlord PROVIDED ALWAYS that if the Tenant shall fail to observe or perform this covenant the Landlord may in its absolute discretion, and without prejudice to any other rights and remedies the Landlord may have against the Tenant, execute such work for the said restoration and redecoration and shall recover all costs thereof from the Tenant together with all rent, service charge, tax and other amounts which the Landlord would have been entitled to receive from the Tenant had the period within which such restoration and redecoration are effected by the Landlord been added to the said term.

         (35) To pay interest at the rate of 8.5% per annum or such higher rate as may be determined from time to time by the Landlord in respect of any outstanding amount payable under this Agreement from the date such amount becomes due until payment in full is received by the Landlord.

         (36) Not to install or use any electrical installation, machine or apparatus that may cause or causes heavy power surge, high frequency voltage and current, air borne noise, vibration or any electrical or mechanical interference or disturbance whatsoever which may prevent or prevents in any way the service or use of any communication system or affects the operation of other equipment, installations, machinery, apparatus or plants of other Tenants and in connection therewith, to allow the Landlord or any authorised person(s) to inspect at all reasonable times, such installation, machine or apparatus in the Factory Unit to determine the source of the interference or disturbance and thereupon, to take suitable measures, at the Tenant's own expense, to eliminate or reduce such interference or disturbance to the Landlord's satisfaction, if it is found by the Landlord or such authorised person(s) that the Tenant's electrical installation, machine or apparatus is causing or contributing to the said interference or disturbance.

         (37) To indemnify the Landlord against any claims, proceedings, action, losses, penalties, damages, expenses, costs, demands which may arise in connection with clause 2(36) above.

         (38) To perform and observe all the obligations which the Landlord of the Factory Unit may be liable to perform or observe during the said term by any direction or requirement of any governmental and statutory authority and if the Tenant shall fail to observe or perform this covenant the Landlord may in its absolute discretion perform the same and all expenses and costs incurred thereby shall be recoverable from the Tenant as a debt PROVIDED ALWAYS that the Landlord shall not be liable to the Tenant for any loss damage or inconvenience caused thereby.

         (39) Without prejudice to the generality of Clause 2(38) herein, the rent and service charge and other sums payable by the Tenant under or in connection with this tenancy shall be exclusive of the goods and services tax (herein called "tax") chargeable by any government, statutory or tax authority calculated by reference to the amount of rent, service charge and any other sums received or receivable by the Landlord from the Tenant and which tax is payable by the Tenant. The Tenant shall pay the tax and the Landlord acting as the collecting agent for the government, statutory or tax authority shall collect the tax from the Tenant in the manner and within the period prescribed in accordance with the applicable laws and regulations.

         (40) If any damage of whatsoever nature or description shall at any time occur or be caused to the Factory Unit or any part thereof, to forthwith give the Landlord written notice of damage.

         (41)    To ensure that -

                 (i) at least 60% of the overall floor area shall be used for purely industrial activities and

                 (ii) the remaining 40% shall be used as ancillary stores and offices, neutral areas and communal facilities PROVIDED THAT the said ancillary offices shall not exceed 25% of the overall floor area.

         (42) Not to use and occupy the Factory Unit for the purpose of commercial office and storage unrelated to the Tenant's approved industrial activity.

         (43) To permit the Landlord, the Landlord's agents or workmen and others at any time during the said term to enter the Factory Unit to replace the louvre/casement windows and timber doors with such other windows and doors as the Landlord may think fit and to install or replace service ducts/pipes (hereinafter referred to as "the said replacement or installation works") . If so required by the Landlord the Tenant shall remove such installation, machinery, partition and any article to permit the Landlord to execute the said replacement or installation works, and if the Tenant shall fail to observe or perform this covenant the Landlord shall have the right to (without prejudice to any other right or remedy the Landlord may have against the Tenant) remove the same, and all costs and expenses incurred thereby shall forthwith be recoverable from the Tenant as a debt PROVIDED ALWAYS that the Landlord shall not be liable to the Tenant for any loss, damage or inconvenience caused whatsoever by such removal and the said replacement or installation works.

         (44) Without prejudice to Clause 2(6) hereof and subject to the prior written approval of the Landlord, to provide thermal insulation to the floor, ceiling and the walls of rooms, if the rooms are used for purposes requiring low temperature air conditioning or cooling that would result in moisture condensation on the external, ceiling or floor within or outside the Factory Unit.

         (45) Not to commence operation in the Factory Unit after the installation(s) of any type of machinery or equipment have been completed until a final inspection of the installation(s) has been carried out and approval of the same is given by the Landlord.

         (46) The Tenant accepts the Factory Unit with full knowledge that refurbishment and upgrading works (hereinafter referred to as "the refurbishment") are being or may be carried out in the Building and the estate in which the Building is situated. The Tenant shall, if required by the Landlord and within the time stipulated by the Landlord, at the cost and expense of the Tenant properly and in accordance with the obligations of the Tenant under this Agreement remove, re-locate and/or modify temporarily or permanently as may be stipulated by the Landlord every installation, fixture, fittings, device, equipment and article existing at the time outside the Factory Unit as the Landlord may think fit for the purpose of permitting the Landlord, his servant, agent, contractor and subcontractor to properly carry out the refurbishment or for the purpose of improving the appearance or aesthetics of the Building. PROVIDED THAT if the Tenant shall fail to observe or perform this covenant or any part thereof the Landlord shall have the right (without prejudice to any other right or remedy the Landlord may have against the Tenant) to remove, re-locate and/or modify any or every such installation, fixture, fittings, device, equipment and article, and all costs and expenses incurred thereby shall forthwith be recoverable from the Tenant as a debt. PROVIDED ALWAYS and it is hereby agreed that the Landlord shall not be liable in any way to the Tenant or any other person for any loss, damage, claim, cost, expense, disruption, interference and/or inconvenience caused howsoever or whatsoever by or in connection with the refurbishment and/or the removal, re-location or modification.

3        The Landlord hereby covenants with the Tenant as follows:

         (1) To pay the property tax payable in respect of the Factory Unit PROVIDED ALWAYS that if the rate of such property tax shall be increased whether by way of an increase in the annual value or an increase in the rate per cent then the Landlord shall not hereunder be liable to pay the said increase but the Tenant shall pay such increase as provided under Clause 2(4) hereof.

         (2) To keep the exterior and roof of the Building and the lift entrances corridors passages staircases lavatories water closets and other conveniences intended for the use of the Tenant at all times in complete repair and in proper sanitary and clean condition.

         (3) To keep the stairs and passages leading to the Factory Unit and the lifts and lavatories well and sufficiently lighted and the lifts in proper working order PROVIDED THAT the Landlord shall not be responsible for any loss the Tenant may sustain by reason of any damage or injury or in consequence of any breakage of or defect in any of the pipes wire or other apparatus of the Landlord used in or about the Building.

         (4) To keep the Building insured against loss or damage by fire and in the event of such loss or damage (unless resulting from some act or default of the Tenant) to rebuild and reinstate the damaged part of the Building PROVIDED THAT it is expressly agreed and understood that the term "loss or damage by fire" as used in this clause do not include any loss or damage caused to the Tenant's fixtures or loss due to the factory being rendered out of commission and in any such event the Landlord shall not be held liable for any such loss or damage sustained by the Tenant.

         (5) That the Tenant paying the rent, service charge and tax and observing and performing the several covenants and stipulations on the Tenant's part herein contained shall during the said term quietly enjoy the Factory Unit without any interruption by the Landlord or any person or persons lawfully claiming under or in trust for the Landlord.

4        PROVIDED ALWAYS THAT and it is hereby agreed as follows:-

         (1) If the rent hereby reserved or service charge or interest, tax or any other sums payable herein, or any part thereof shall at any time remain unpaid for fourteen (14) days after becoming payable (whether formally demanded or not) or if the Tenant shall neglect to observe or perform any covenant or stipulation on the Tenant's part herein contained or if the Tenant shall make any assignment for the benefit of the Tenant's creditors or enter into any arrangement with its creditors by composition or otherwise or suffer any distress or attachment or execution to be levied against the Tenant's goods or if the Tenant for the time being shall be a company and shall enter into liquidation whether compulsory or voluntary (save for the purpose of reconstruction or amalgamation) or being an individual shall have a receiving order or an adjudicating order made against the Tenant then and in any or such cases it shall be lawful for the Landlord at any time thereafter to re-enter upon the Factory Unit or any part thereof in the name of the whole and thereupon this Tenancy shall absolutely determine but without prejudice to the rights of action of the Landlord in respect of any breach of the covenants on the part of the Tenant herein contained.

         (2) Any notice requiring to be served hereunder shall be sufficiently served on the Tenant if it is left addressed to the Tenant at the Factory Unit or forwarded to the Tenant by registered post to the Tenant's last known place of business and shall be sufficiently served on the Landlord if it is addressed to the Landlord and sent by registered post to the Head Office of the Landlord. In the event of any action in respect of the tenancy created herein (including any action for the recovery of the rent or service charge herein reserved or tax and/or any other sums herein payable) the Tenant agrees and accepts that the originating process shall be sufficiently served on the Tenant if it is addressed to the Tenant at the address specified in this Agreement or if it is left posted upon a conspicuous part of the Factory Unit or forwarded to the Tenant by post at the Tenant's last known place of business.

         (3) Letters or parcels whether registered or otherwise and telegrams or keys received by any agent or servant of the Landlord on behalf of the Tenant shall be received solely at the risk of the Tenant.

         (4) No waiver expressed or implied by the Landlord of any breach of any covenant, condition or duty of the Tenant shall be construed as a waiver of any other breach of the same or any other covenant, condition or duty and shall not prejudice in any way the rights, powers and remedies of the Landlord herein contained. Any acceptance of rent, service charge, tax and/or any other sum whatsoever payable under this Agreement shall not be construed as nor be deemed to operate as a waiver by the Landlord of any right to proceed against the Tenant for any of the Tenant's obligations hereunder.

         (5) The Landlord shall not be responsible for any loss damage or inconvenience occasioned by the closing of the lift or lifts for repairs or any other necessary purpose or for any accident that may occur to the Tenant or other person using the lift.

         (6) The Landlord shall be under no liability either to the Tenant or to others who may be permitted to enter or use the Factory Unit or the Building or any part thereof for any accident(s) or injuries sustained or loss or damage to property in the Factory Unit or the Building or any part thereof.

         (7)     The Landlord shall not be liable to the Tenant in respect of:

                 (i) any interruption in the services provided by the Landlord by reason of necessary repair or maintenance of any installation or apparatus or damage thereto or by reason of mechanical or other defect or breakdown including but not limited to breakdown in electricity and water supply;

                 (ii) any act, omission, default, misconduct or negligence of any servant, agent, contractor, sub-contractor or employee of the Landlord in or about the performance or purported performance of any duty relating to the provision of the said services.

         (8) The Landlord shall be entitled to let any other part or parts of the Building subject to any terms or conditions which the Landlord may think fit to impose and nothing herein contained shall be deemed to create a letting scheme for the Building or any part thereof and neither the Tenant nor the persons deriving title under the Tenant shall have the benefit of or the right to enforce or to have enforced or to prevent the release or modification of any covenant agreement or condition entered into by any present or future tenant.

         (9) The Tenant shall pay all costs disbursements fees and charges legal or otherwise including stamp and/or registration fees in connection with the preparation stamping and issue of this Agreement and any prior accompanying or future documents or deeds supplementary collateral or in any way relating to this Agreement.

         (10) The Tenant shall pay all costs and fees legal or otherwise including costs as between solicitor and clients in connection with the enforcement of the covenants and conditions of this Agreement.

         (11) The Landlord shall not be liable for any loss or damage that may be suffered by the Tenant resulting from any subsidence or cracking of the ground floor slabs and aprons of the Building PROVIDED that this clause shall apply only to Tenants occupying the ground floor of the Building.

         (12) The Landlord shall on written request of the Tenant made not less than three (3) months before the expiration of the term hereby created and if there shall not at the time of such request be any existing breach or non-observance by the Tenant of any of the terms, covenants and stipulations contained in this Agreement, at the cost and expense of the Tenant grant to the Tenant a tenancy of the Factory Unit for a further term to be mutually agreed upon by the parties hereto and at a revised rent to be determined by the Landlord and containing the like terms, covenants and stipulations as are herein contained, or such variations or modifications thereof together with such other terms covenants and stipulations as may be imposed by the Landlord, with the exception of and without the present covenant for renewal.

5        In this Agreement where the context so requires or permits, words importing the singular number or the masculine gender include the plural number or the feminine gender and words importing persons include corporations and vice versa, the expression "the Landlord" shall include its successors-in-title and assigns, the expression "the Tenant" shall include its successors-in-title and permitted assigns (if any), where there are two or more persons included in the expression "the Tenant" covenants expressed to be made by "the Tenant" shall be deemed to be made by such persons jointly and severally.

         IN WITNESS WHEREOF the parties hereto have hereunto set their hands and/or seals the day and the year first above written.

SIGNED BY:

CHUA TIN WEE
HEAD (FLATTED FACTORIES)
LEASE MANAGEMENT DEPARTMENT
BUILDINGS DEVELOPMENT GROUP

for and on behalf of

JURONG TOWN CORPORATION

in the presence of:



         /s/  KANNAN MALINI
   ------------------------------
              Kannan Malini



SIGNED BY:


for and on behalf of

ADAPTEC MFG (S) PTE LTD


            /s/  K Y LIM
   ------------------------------
     Vice President & Managing
             Director

in the presence of:


           /s/  ANDREW NG
   ------------------------------
                Andrew Ng
                Director
       Finance & Administration


Name of Witness:
Designation    :

                                                                        [LOGO]
                                                                         J T C





REGISTRATION NO: FF 22250/94



                        JTC(L)3729/1210 Pt 1 Vol 2/KM/KS





                TENANCY OF FLATTED FACTORY NOS. #06-09 TO #06-11

                            1003 BUKIT MERAH CENTRAL

                           REDHILL INDUSTRIAL ESTATE

                                    BETWEEN

                            JURONG TOWN CORPORATION

                                      AND

                            ADAPTEC MFG (S) PTE LTD





DATED: 11th October 1994

                        TENANCY OF FLATTED FACTORY UNIT

         This Tenancy is made the 11th day of October 1994 Between the JURONG TOWN CORPORATION incorporated under the Jurong Town Hall Corporation Act, having its Head Office at Jurong Town Hall, 301 Jurong Town Hall Road, Singapore 2260 (hereinafter called "the Landlord" of the one part and ADAPTEC MFG (S) PTE LTD a company incorporated in Singapore and having its registered office at

                            1003 BUKIT MERAH CENTRAL
                                #07-09 TO #07-12
                                 SINGAPORE 0315

(hereinafter called "the Tenant" which expression shall where the context so admits include the Tenant's successors-in-title and permitted assigns) of the other part.

         WITNESSETH as follows:-

1 The Landlord hereby lets and the Tenant hereby takes ALL that portion of the SIXTH (6TH) storey(s) of the Building known as 1003 BUKIT MERAH CENTRAL (hereinafter called "the Building") containing an approximate area of 513.6 square metres (which said area may be adjusted on completion of survey, if any) more particularly delineated and edged red on the plan annexed hereto (which portion is hereinafter called "the Factory Unit") TOGETHER with the use of the lavatories and conveniences thereat together also with the use for the Tenant, the Tenant's servants and visitors of the lifts and the entrances staircases corridors and passages and accesses to the Building for the purpose only of ingress and egress to and from the Factory Unit with or without parcels and packages TO HOLD the same UNTO the Tenant for the term of THREE (3) YEARS from the 1ST DAY OF OCTOBER 1994 YIELDING AND PAYING therefor during the said term the rent:-

         (1) at the discounted rate of DOLLARS TWELVE AND CENTS THIRTY-FIVE ONLY ($12.35CTS) per square metre per month for so long as the Tenant shall occupy tenancy an aggregate floor area of 5,000 square metres in the Building or in the various Flatted Factories belonging to the Landlord; and

         (2) in the event that the said aggregate floor area is occupied at any time henceforth and for any reason whatever reduced to below 5,000 square metres whence the discount shall be totally withdrawn from and in respect of the Factory Unit and all other premises occupied by the Tenant, then and with effect from the date of the reduction of the said aggregate floor area, at the normal rate of DOLLARS THIRTEEN ONLY ($13.00) per square metre per month to be paid clear of all deduction and in advance and without demand on the 1st day of each of the calendar month of the year (i.e., the 1st day of January, February, March, etc.) the first OF such payments to be made on the 1ST DAY OF OCTOBER 1994.

2        The Tenant hereby covenants with the Landlord as follows:

         (1)     To pay the said rent on the days and in the manner aforesaid.

         (2) To pay in addition to the said rent during the said term the sum of DOLLARS ONE AND CENTS SEVENTY ONLY ($1.70CTS) per square metre per month in advance on the same dates and in the same manner as for the said rent as charges for services to be undertaken by the Landlord as hereinbefore mentioned (hereinafter referred to as "the Service Charge") PROVIDED THAT if the cost of services shall increase, the Landlord may revise the Service Charge and on serving a notice in writing to the Tenant to this effect such revised Service Charge shall be payable as from the date specified in the said notice.

         (3)     (i)      To pay a deposit equivalent to three (3) months' rent
                          at the discounted rate and service charge on or before the execution of this Agreement or commencement of the said term, whichever is the earlier, as security against breach of any of the covenants herein contained which cash deposit shall be maintained at this figure during the said term and shall be repayable without interest on the termination of this tenancy subject however to an appropriate deduction as damages in respect of any such breach.

                 (ii) In lieu of the aforesaid cash deposit to provide an acceptable banker's guarantee for the same equivalent amount, which guarantee shall be valid and irrevocable for the whole of the said term or the unexpired portion of the said term, as the case may be, plus six months after the date of expiry of the said term and in a form approved by the Landlord or to provide such other form of security as the Landlord may in the Landlord's absolute discretion permit or accept.

                 (iii) If the rent at the discounted rate hereinbefore mentioned in clause 1(1) shall at any time be increased to the rent at the normal rate in accordance with Clause 1(2), or if the Service Charge has been increased by the Landlord in accordance with Clause 2(2) hereof, to pay the amount of such increase so that the cash deposit stipulated in sub-clause (i) above shall at all times be equal to three
                          (3) months' rent and service charge.

         (4) During the said term or any renewal thereof to pay any increase of property tax which may be imposed whether by way of an increase in the annual value or an increase in the rate per centum. For the purpose of ascertaining the additional amount payable under this clause any such increase in property tax shall be apportioned in the same, proportion as the rent payable under this Agreement bears to the total assessed annual value of the Building at the date such increase comes into force.

         (5) To pay all charges and outgoings whatsoever in respect of the supply of electricity and water used by the Tenant at the Factory Unit as shown by the separate meters belonging thereto and also pay all charges for the use and maintenance of such meters PROVIDED ALWAYS that subject to the prior written consent of the Landlord and to all approvals being obtained by the Tenant from the relevant governmental and statutory authorities the water sub-meter will be installed in the Factory Unit by the Tenant at the Tenant's own cost.

         (6) At all times to use and occupy the Factory Unit for the purpose of THE TESTING OF INTEGRATED CIRCUITS ONLY and for no other purposes whatever.

         (7) Not to place or allow to be placed upon the Factory Unit or on any of the floors in the Building any article machinery or load in excess of 10 kiloNewtons per square metre and not to place or allow to be placed in the goods lifts of the Building any article machinery or load in excess of 2,000 kilograms.

         (8) To keep the interior of the Factory Unit (including the doors and windows thereof and all the Landlord's other fixtures and fittings therein) clean and in good and substantial repair and condition (fair wear and tear and damage by fire lightning riot or tempest alone excepted) and also to clean and keep clean the exterior of the windows thereof.

         (9) Not to make or cause to be made any alteration in or addition to the Factory Unit without the prior written consent of the Landlord and the relevant governmental and statutory authorities PROVIDED THAT on the granting of such consent and without prejudice to other terms and conditions which may be imposed the Tenant shall place with the Landlord a deposit equivalent to such amount as the Landlord may deem sufficient for the reinstatement of the Factory Unit to its original condition. Further the Tenant shall not use any flammable building materials for internal partitioning.

         (10) Not to modify any existing electrical wirings or modify or replace any existing fire alarm fixtures and fittings or affix or install any further or additional electrical and fire alarm wiring extension in or about the Factory Unit without the written consent of the Landlord having been first obtained and PROVIDED FURTHER THAT all such work shall be carried out by a licensed electrical contractor or competent person as approved by the Landlord to be employed and paid by the Tenant who shall ensure as part of the work that the existing circuits and equipment are not overloaded or unbalanced. Prior to any electrical and fire alarm installation or modification work, the Tenant shall be required to submit the necessary plans as hereinafter specified under clauses 2(29) and 2(30) to the Landlord for approval.

         (11) To permit the Landlord or the Landlord's agents with or without workmen or others at all reasonable times to enter the Factory Unit to take inventories of the Landlord's fixtures and fittings therein and to view the condition thereof and examine the state of repair of the Factory Unit and thereupon the Landlord may serve upon the Tenant notice in writing specifying any work or repairs necessary to be done which are within the responsibility of the Tenant under the terms of this Agreement and require the Tenant forthwith to execute the same and the Tenant shall pay the Landlord's reasonable costs of survey attending the preparation of the notice and if the Tenant shall not within ten days after the service of such notice proceed diligently and in workman-like manner with the execution of such work or repairs then to permit the Landlord (who shall not be under any obligation so to do) to enter upon the Factory Unit and execute such work or repairs and the cost thereof shall be a debt due from the Tenant to the Landlord and be forthwith recoverable PROVIDED ALWAYS that the Landlord shall not be liable to the Tenant for any loss damage or inconvenience caused by such work or repairs.

         (12) To be wholly responsible for all damages and to bear the full cost of repairs and reinstatement of such damaged building equipment fixtures drains wiring and piping above and below ground level if the cause or causes of such damages can be traced directly or indirectly back to the Tenant's activities.

         (13) To permit the Landlord, the Landlord's agents or workmen and others to enter the Factory Unit at reasonable hours to do structural or external repairs and execute such work as may be necessary to the Factory Unit or to other portions of the Building of which the Factory Unit may form a part but which are not conveniently accessible otherwise than from or through the Factory Unit.

         (14) In complying with Clause 2(13) hereof and if so required by the Landlord the Tenant shall remove such installation, machinery or any article to permit the Landlord to execute the said repairs and works and if the Tenant shall fail to observe or perform this covenant the Landlord shall remove the same and all costs and expenses incurred thereby shall be recoverable from the Tenant as a debt PROVIDED ALWAYS that the Landlord shall not be liable to the Tenant for any loss damage or inconvenience caused by such removal.

         (15) Subject always to clause 2(27) hereinafter appearing, to give to the Landlord written notice of every change of name within one month from the date of each change.

         (16) To make good and sufficient provision for and to ensure the safe and efficient disposal of all waste generated at the Factory Unit including but not limited to pollutants to the requirements and satisfaction of the Landlord and the relevant governmental and statutory authorities PROVIDED THAT in the event of any default by the Tenant under this covenant the Landlord may at the discretion of the Landlord and without prejudice to any other rights and remedies the Landlord may have in law or under this Agreement, carry out such remedial measures and works as the Landlord thinks necessary and all costs and expenses incurred thereby shall forthwith be recoverable in full from the Tenant as a debt.

         (17) To provide and maintain refuse receptacles for all waste and refuse produced at the Factory Unit in conformity with the requirements and standards prescribed by the health authority and to keep the same out of sight of the public during the hours of business and to transfer such waste and refuse in suitable receptacles to such area and at such times each day as may be prescribed by the Landlord.

         (18) Not to keep or allow to be kept livestock or other animals at the Factory Unit.

         (19) Not to do or suffer to be done on or in the Factory Unit anything whereby the insurances of the same or of the Building or any part thereof may be rendered void or voidable or whereby the premium thereon may be increased and to repay to the Landlord on demand all sums paid by the Landlord by way of increased premium and all expenses incurred by the Landlord in connection therewith and all loss damages and expenses resulting from a breach or non-observance of this covenant without prejudice to any other rights and remedies available to the Landlord.

         (20) Not to do or permit or suffer to be done anything in or upon the Factory Unit or any part of the Building which in the opinion of the Landlord is or may be a nuisance or cause annoyance to or in any way interfere with the business or the quiet or comfort of the other occupants of the Building PROVIDED THAT the Landlord shall not be responsible to the Tenant for any loss, damage or inconvenience as a result of nuisance, annoyance or any interference whatsoever caused by the other occupants of the Building.

         (21)    Not to use the Factory Unit for any illegal or immoral purpose.

         (22) Not to cause any obstruction in or on the approaches, private roads or passage way adjacent to or leading to the Building by leaving or parking or permitting to be left or parked any motor vehicle or other carriages belonging to or used by the Tenant or by any of the Tenant's friends servants or visitors. And also to observe and ensure observance of all regulations made by the Landlord relating to the parking of such vehicles or carriages and to pay such carpark charges as may be imposed by the Landlord or his agent.

         (23)    Not to effect any sale by auction in the Building.

         (24) Not to affix paint or otherwise exhibit on the exterior of the Factory Unit or the windows thereof or of the Building or in any of the passages corridors or stairs of the Building any name plate placard poster or advertisement or any flag-staff or other thing whatsoever save only the name of the Tenant in such places only and not elsewhere and in such manner and position only as shall be approved in writing by the Landlord.

         (25) Not to cause any obstruction to the common stairways passageways and other common parts of the Building or accesses to the Building. PROVIDED ALWAYS that the Landlord shall have the full right and liberty and absolute discretion to remove and clear any such obstruction and all costs and expenses incurred thereby shall be recoverable from the Tenant as a debt. FURTHER PROVIDED THAT the Landlord shall not be liable to the Tenant or any third party for any loss damage or inconvenience caused by such removal and the Tenant hereby indemnifies the Landlord in this respect.

         (26) Not to install any machinery or fixture in the Factory Unit without the permission in writing of the Landlord and to submit a layout plan of the Tenant's machinery for the approval of the Landlord and the relevant governmental and statutory authorities prior to the actual fixing of the machineries.

         (27) Not to assign create a trust sublet grant a licence or part with or share the possession or occupation of the Factory Unit or any part thereof or leave the Factory Unit or any part thereof vacant and unoccupied at any time during the said term.

         (28) Not to do or omit or suffer to be done or omitted any act matter or thing in or on the Factory Unit and/or in respect of the business trade or industry carried out or conducted therein which shall contravene the provisions of any laws rules or regulations now or hereafter affecting the same and at all times hereafter to indemnify and keep indemnified the Landlord against all actions, proceedings, costs, expenses, claims, fines, losses, penalties and demands in respect of any act matter or thing done or omitted to be done in contravention of the said provisions.

         (29) To install electrical switch board wirings and equipment to the Factory Unit including the following electrical protective devices, all at the Tenant's own expense, subject to the approval of the Landlord:-

                 (a)      Overcurrent protective devices in the Landlord's
                          Switch Room;

                 (b) Overcurrent and earth-leakage protective devices in the Factory Unit,

                 PROVIDED THAT-

                 (i) the Tenant shall submit 3 sets of 'electrical single-line diagram' of the Factory Unit wirings for the approval of the Landlord prior to the actual installation of the wirings; and

                 (ii) it shall be the responsibility of the Tenant to keep all or any of the aforesaid switch board wirings, equipment and devices installed by the Tenant in good condition at all times.

         (30) To carry out such modification work on the existing fire alarm wirings, heat detectors and fixtures in the Factory Unit as shall be necessary to suit the factory operation, including the installation of additional wirings and connections of the heat detectors and fixtures to the Landlord's common fire alarm system, to the approval of the Landlord and all at the Tenant's own expense PROVIDED THAT:

                 (a) The Tenant shall submit 2 copies of the fire alarm drawings of the Factory Unit indicating the existing fixtures, the proposed modifications and the layout of the Tenant's machinery for the approval of the Landlord prior to the commencement of the modification work.

                 (b) The Tenant shall at the Tenant's, own expense ensure that the existing fire alarm wirings, heat detectors and fixtures and any additional wirings and fixtures installed by the Tenant in the Factory Unit are serviced monthly and in good condition at all times including the payment of any fee(s) in connection with servicing and maintenance works.

                 (c) Any item of replacement required for the effective maintenance of the fire alarm wirings, heat detectors and fixtures shall be of a quality and shall have an operational characteristic similar to the item to be replaced and shall be subject to the approval of the Landlord. The Tenant shall at his own cost forthwith replace any or all items of dissimilar quality and operational characteristic found in use.

         (31) To close the Factory Unit during such hours as the Landlord may specify by notice in writing to the Tenant for any maintenance or repair work to be executed by the Landlord.

         (32) At all times during the three calendar months immediately preceding the determination of the said term to permit intending tenants and others with written authority from the Landlord or his agents at reasonable times of the day to view the Factory Unit.

         (33) At the determination of the said term by expiry or otherwise to yield up the Factory Unit and all the Landlord's fixtures fittings fastenings or appertaining in such good and substantial repair fair wear and tear excepted as shall be in accordance with the covenants of the Tenant herein contained and with all locks and keys complete.

         (34) In addition to the foregoing and immediately prior to the determination of the said term or the renewal thereof as the case may be to restore the Factory Unit in all respects to its original state and condition including but not limited to the removal of all the fixtures and fittings installed by the previous tenant of the Factory Unit and if so required by the Landlord to redecorate including painting the interior thereof to the satisfaction of the Landlord PROVIDED ALWAYS that if the Tenant shall fail to observe or perform this covenant the Landlord may in its absolute discretion, and without prejudice to any other rights and remedies the Landlord may have against the Tenant, execute such work for the said restoration and redecoration and shall recover all costs thereof from the Tenant together with all rent, service charge, tax and other amounts which the Landlord would have been entitled to receive from the Tenant had the period within which such restoration and redecoration are effected by the Landlord been added to the said term.

         (35) To pay interest at the rate of 8.5% per annum or such higher rate as may be determined from time to time by the Landlord in respect of any outstanding amount payable under this Agreement from the date such amount becomes due until payment in full is received by the Landlord.

         (36) Not to install or use any electrical installation, machine or apparatus that may cause or causes heavy power surge, high frequency voltage and current, air borne noise, vibration or any electrical or mechanical interference or disturbance whatsoever which may prevent or prevents in any way the service or use of any communication system or affects the operation of other equipment, installations, machinery, apparatus or plants of other Tenants and in connection therewith, to allow the Landlord or any authorised person(s) to inspect at all reasonable times, such installation, machine or apparatus in the Factory Unit to determine the source of the interference or disturbance and thereupon, to take suitable measures, at the Tenant's own expense, to eliminate or reduce such interference or disturbance to the Landlord's satisfaction, if it is found by the Landlord or such authorised person(s) that the Tenant's electrical installation, machine or apparatus is causing or contributing to the said interference or disturbance.

         (37) To indemnify the Landlord against any claims, proceedings, action, losses, penalties, damages, expenses, costs, demands which may arise in connection with clause 2(36) above.

         (38) To perform and observe all the obligations which the Landlord of the Factory Unit may be liable to perform or observe during the said term by any direction or requirement of any governmental and statutory authority and if the Tenant shall fail to observe or perform this covenant the Landlord may in its absolute discretion perform the same and all expenses and costs incurred thereby shall be recoverable from the Tenant as a debt PROVIDED ALWAYS that the Landlord shall not be liable to the Tenant for any loss damage or inconvenience caused thereby.

         (39) Without prejudice to the generality of Clause 2(38) herein, the rent and service charge and other taxable sums payable by the Tenant under or in connection with this tenancy shall be exclusive of the goods and services tax (herein called "tax") chargeable by any government, statutory or tax authority calculated by reference to the amount of rent, service charge and any other taxable sums received or receivable by the Landlord from the Tenant and which tax is payable by the Tenant. The Tenant shall pay the tax and the Landlord acting as the collecting agent for the government, statutory or tax authority shall collect the tax from the Tenant together with the rent and service charge hereinbefore reserved without any deduction and in advance without demand on the 1st day of each of the calender months of the year and in the manner and within the period prescribed in accordance with the applicable laws and regulations.

         (40) If any damage of whatsoever nature or description shall at any time occur or be caused to the Factory Unit or any part thereof, to forthwith give the Landlord written notice of damage.

         (41)    To ensure that -

                 (i) at least 60% of the overall floor area shall be used for purely industrial activities and

                 (ii) the remaining 40% shall be used as ancillary stores and offices, neutral areas and communal facilities PROVIDED THAT the said ancillary offices shall not exceed 25% of the overall floor area.

         (42) Not to use and occupy the Factory Unit for the purpose of commercial office and storage unrelated to the Tenant's approved industrial activity.

         (43) To permit the Landlord, the Landlord's agents or workmen and others at any time during the said term to enter the Factory Unit to replace the louvre/casement windows and timber doors with such other windows and doors as the Landlord may think fit and to install or replace service ducts/pipes (hereinafter referred to as "the said replacement or installation works"). If so required by the Landlord the Tenant shall remove such installation, machinery, partition and any article to permit the Landlord to execute the said replacement or installation works, and if the Tenant shall fail to observe or perform this covenant the Landlord shall have the right to (without prejudice to any other right or remedy the Landlord may have against the Tenant) remove the same, and all costs and expenses incurred thereby shall forthwith be recoverable from the Tenant as a debt PROVIDED ALWAYS that the Landlord shall not be liable to the Tenant for any loss, damage or inconvenience caused whatsoever by such removal and the said replacement or installation works.

         (44) Without prejudice to Clause 2(6) hereof and subject to the prior written approval of the Landlord, to provide thermal insulation to the floor, ceiling and the walls of rooms, if the rooms are used for purposes requiring low temperature air conditioning or cooling that would result in moisture condensation on the external, ceiling or floor within or outside the Factory Unit.

         (45) Not to commence operation in the Factory Unit after the installation(s) of any type of machinery or equipment have been completed until a final inspection of the installation(s) has been carried out and approval of the same is given by the Landlord.

         (46) The Tenant accepts the Factory Unit with full knowledge that refurbishment and upgrading works (hereinafter referred to as "the refurbishment") are being or may be carried out in the Building and the estate in which the Building is situated. The Tenant shall, if required by the Landlord and within the time stipulated by the Landlord, at the cost and expense of the Tenant properly and in accordance with the obligations of the Tenant under this Agreement remove, re-locate and/or modify temporarily or permanently as may be stipulated by the Landlord every installation, fixture, fittings, device, equipment and article existing at the time outside the Factory Unit as the Landlord may think fit for the purpose of permitting the Landlord, his servant, agent, contractor and subcontractor to properly carry out the refurbishment or for the purpose of improving the appearance or aesthetics of the Building. PROVIDED THAT if the Tenant shall fail to observe or perform this covenant or any part thereof the Landlord shall have the right (without prejudice to any other right or remedy the Landlord may have against the Tenant) to remove, re-locate and/or modify any or every such installation, fixture, fittings, device, equipment and article, and all costs and expenses incurred thereby shall forthwith be recoverable from the Tenant as a debt. PROVIDED ALWAYS and it is hereby agreed that the Landlord shall not be liable in any way to the Tenant or any other person for any loss, damage, claim, cost, expense, disruption, interference and/or inconvenience caused howsoever or whatsoever by or in connection with the refurbishment and/or the removal, re-location or modification.

         (47) Subject to clause 2(34) and without prejudice to the generality of clauses 2(9), 2(26) and 2(36) hereinbefore appearing, the Tenant shall accept the said premises (including all additions and alterations) in its condition existing at the commencement of the said term or the earlier acceptance of the keys to the said premises by the Tenant, whichever is the earlier (hereinafter referred to as "the control date") , and the Tenant shall at his own cost and expense forthwith or within such period as may be stipulated in writing by the Landlord:

                 (a) ensure and take all necessary steps to ensure that all fixtures, fittings and other alterations, installations and additions (hereinafter referred to as "the said installations") have been approved in writing by the Landlord, and that plans concerning the said installations have been submitted to and approved in writing by the Landlord;

                 (b) ensure and take every step to ensure that the said installations comply fully with all building guidelines of the Building Control Division and the requirements of all relevant governmental and statutory authorities, prevailing at the control date; and

                 (c) demolish and remove such or all of the said installations as may not have been approved under subparagraph (a) or which have failed to comply with subparagraph (b) hereinbefore appearing.

3        The Landlord hereby covenants with the Tenant as follows:

         (1) To pay the property tax payable in respect of the Factory Unit PROVIDED ALWAYS that if the rate of such property tax shall be increased whether by way of an increase in the annual value or an increase in the rate per cent then the Landlord shall not hereunder be liable to pay the said increase but the Tenant shall pay such increase as provided under Clause 2(4) hereof.

         (2) To keep the exterior and roof of the Building and the lift entrances corridors passages staircases lavatories water closets and other conveniences intended for the use of the Tenant at all times in complete repair and in proper sanitary and clean condition.

         (3) To keep the stairs and passages leading to the Factory Unit and the lifts and lavatories well and sufficiently lighted and the lifts in proper working order PROVIDED THAT the Landlord shall not be responsible for any loss the Tenant may sustain by reason of any damage or injury or in consequence of any breakage of or defect in any of the pipes wire or other apparatus of the Landlord used in or about the Building.

         (4) To keep the Building insured against loss or damage by fire and in the event of such loss or damage (unless resulting from some act or default of the Tenant) to rebuild and reinstate the damaged part of the Building PROVIDED THAT it is expressly agreed and understood that the term "loss or damage by fire" as used in this clause do not include any loss or damage caused to the Tenant's fixtures or loss due to the factory being rendered out of commission and in any such event the Landlord shall not be held liable for any such loss or damage sustained by the Tenant.

         (5) That the Tenant paying the rent, service charge and tax and observing and performing the several covenants and stipulations on the Tenant's part herein contained shall during the said term quietly enjoy the Factory Unit without any interruption by the Landlord or any person or persons lawfully claiming under or in trust for the Landlord.

4        PROVIDED ALWAYS THAT and it is hereby agreed as follows:-

         (1) If the rent hereby reserved or service charge or interest, tax or any other sums payable herein, or any part thereof shall at any time remain unpaid for fourteen (14) days after becoming payable (whether formally demanded or not) or if the Tenant shall neglect to observe or perform any covenant or stipulation on the Tenant's part herein contained or if the Tenant shall make any assignment for the benefit of the Tenant's creditors or enter into any arrangement with its creditors by composition or otherwise or suffer any distress or attachment or execution to be levied against the Tenant's goods or if the Tenant for the time being shall be a company and shall enter into liquidation whether compulsory or voluntary (save for the purpose of reconstruction or amalgamation) or being an individual shall have a receiving order or an adjudicating order made against the Tenant then and in any or such cases it shall be lawful for the Landlord at any time thereafter to re-enter upon the Factory Unit or any part thereof in the name of the whole and thereupon this Tenancy shall absolutely determine but without prejudice to the rights of action of the Landlord in respect of any breach of the covenants on the part of the Tenant herein contained.

         (2) Any notice requiring to be served hereunder shall be sufficiently served on the Tenant if it is left addressed to the Tenant at the Factory Unit or forwarded to the Tenant by registered post to the Tenant's last known place of business and shall be sufficiently served on the Landlord if it is addressed to the Landlord and sent by registered post to the Head Office of the Landlord. In the event of any action in respect of the tenancy created herein (including any action for the recovery of the rent or service charge herein reserved or tax and/or any other sums herein payable) the Tenant agrees and accepts that the originating process shall be sufficiently served on the Tenant if it is addressed to the Tenant at the address specified in this Agreement or if it is left posted upon a conspicuous part of the Factory Unit or forwarded to the Tenant by post at the Tenant's last known place of business.

         (3) Letters or parcels whether registered or otherwise and telegrams or keys received by any agent or servant of the Landlord on behalf of the Tenant shall be received solely at the risk of the Tenant.

         (4) No waiver expressed or implied by the Landlord of any breach of any covenant, condition or duty of the Tenant shall be construed as a waiver of any other breach of the same or any other covenant, condition or duty and shall not prejudice in any way the rights, powers and remedies of the Landlord herein contained. Any acceptance of rent, service charge, tax and/or any other sum whatsoever payable under this Agreement shall not be construed as nor be deemed to operate as a waiver by the Landlord of any right to proceed against the Tenant for any of the Tenant's obligations hereunder.

         (5) The Landlord shall not be responsible for any loss damage or inconvenience occasioned by the closing of the lift or lifts for repairs or any other necessary purpose or for any accident that may occur to the Tenant or other person using the lift.

         (6) The Landlord shall be under no liability either to the Tenant or to others who may be permitted to enter or use the Factory Unit or the Building or any part thereof for any accident(s) or injuries sustained or loss or damage to property in the Factory Unit or the Building or any part thereof.

         (7)     The Landlord shall not be liable to the Tenant in respect of:

                 (i) any interruption in the services provided by the Landlord by reason of necessary repair or maintenance of any installation or apparatus or damage thereto or by reason of mechanical or other defect or breakdown including but not limited to breakdown in electricity and water supply;

                 (ii) any act, omission, default, misconduct or negligence of any servant, agent, contractor, sub-contractor or employee of the Landlord in or about the performance or purported performance of any duty relating to the provision of the said services.

         (8) The Landlord shall be entitled to let any other part or parts of the Building subject to any terms or conditions which the Landlord may think fit to impose and nothing herein contained shall be deemed to create a letting scheme for the Building or any part thereof and neither the Tenant nor the persons deriving title under the Tenant shall have the benefit of or the right to enforce or to have enforced or to prevent the release or modification of any covenant agreement or condition entered into by any present or future tenant.

         (9) The Tenant shall pay all costs disbursements fees and charges legal or otherwise including stamp and/or registration fees in connection with the preparation stamping and issue of this Agreement and any prior accompanying or future documents or deeds supplementary collateral or in any way relating to this Agreement.

         (10) The Tenant shall pay all costs and fees legal or otherwise including costs as between solicitor and clients in connection with the enforcement of the covenants and conditions of this Agreement.

         (11) The Landlord shall not be liable for any loss or damage that may be suffered by the Tenant resulting from any subsidence or cracking of the ground floor slabs and aprons of the Building PROVIDED that this clause shall apply only to Tenants occupying the ground floor of the Building.

         (12) The Landlord shall on written request of the Tenant made not less than three (3) months before the expiration of the term hereby created and if there shall not at the time of such request be any existing breach or non-observance by the Tenant of any of the terms, covenants and stipulations contained in this Agreement, at the cost and expense of the Tenant grant to the Tenant a tenancy of the Factory Unit for a further term to be mutually agreed upon by the parties hereto and at a revised rent to be determined by the Landlord and containing the like terms, covenants and stipulations as are herein contained, or such variations or modifications thereof together with such other terms covenants and stipulations as may be imposed by the Landlord with the exception of and without the present covenant for renewal.

5        In this Agreement where the context so requires or permits, words importing the singular number or the masculine gender include the plural number or the feminine gender and words importing persons include corporations and vice versa, the expression "the Landlord" shall include its successors-in-title and assigns, the expression "the Tenant" shall include its successors-in-title and permitted assigns (if any), where there are two or more persons included in the expression "the Tenant" covenants expressed to be made by "the Tenant" shall be deemed to be made by such persons jointly and severally.

         IN WITNESS WHEREOF the parties hereto have hereunto set their hands and/or seals the day and the year first above written.

SIGNED BY:

CHUA TIN WEE
HEAD (FLATTED FACTORIES)
LEASE MANAGEMENT DEPARTMENT
BUILDINGS DEVELOPMENT GROUP

for and on behalf of

JURONG TOWN CORPORATION

in the presence of:



         /s/  KANNAN MALINI
- -----------------------------------
              Kannan Malini



SIGNED BY:

            /s/  K Y LIM
- ------------------------------------
 Vice President & Managing Director


for and on behalf of

ADAPTEC MFG (S) PTE LTD

in the presence of:



           /s/  ANDREW NG
- ------------------------------------
 Director Finance & Administration
       (Signature of Witness)


Name of Witness:

Designation